EST. OF FUTURE RESERVES AND REVENUES
U. S. SEC REPORT
WILKINSON COUNTY, MISSISSIPPI
TO LEXARIA CORPORATION
AS OF OCTOBER 31, 2010

January 24, 2011

Table of Contents

VEAZEY & ASSOCIATES, LLC

Petroleum Consultants

6161 Perkins Road, Ste. 2C
Baton Rouge, La. 70808

Phone (225) 765-1914
FAX: (225) 765-1917

January 24, 2011

Lexaria Corporation
Attn: Mr. Chris Bunka, President
700 West Pender, Suite 604
Vancouver, BC V6C 1G8

Re: Estimate of Future Reserves and Revenues
U. S. Securities and Exchange Commission (SEC) Report
Wilkinson County, Mississippi
As of October 31, 2010

Dear Mr. Bunka,

Following your request, we have estimated the future net reserves and revenues for Lexaria Corporation (Lexaria) located in Wilkinson County, Mississippi. The proved developed reserves are located in Belmont Lake field and consist of three (3) producing wells and one (1) shut-in well which is expected be brought on-line in late November or early December. The proved un-developed properties consist of four (4) Frio Oil Sand locations which off-set existing wells and are located within an area of geological well control. Since last year's report, three wells have been drilled in the Frio Oil Sand. One well encountered gas and was plugged. Two wells encountered oil. One of the new oil wells is producing as of the effective date of this report and the other oil well is shut-in and currently being worked-over in an attempt to improve the rate.

There are also two Probable objectives included in this report. One Probable is a shut-in gas zone in the PP F-39. The other Probable is a behind pipe oil zone in the PP F-39. There are no immediate plans to place the PP F-39 on-line. The start date used in the report is January of 2012. The PP F-29 Probable reserves which were include last year have been excluded from this year's report because that gas is being produced exclusively for field use. The following are our conclusions, as of October 31, 2010.

Lexaria Corporation
Phase I Drilling Program
Wilkinson County, MS
As of October 31, 2010

SEC Pricing
1st of the Month Average Spot Prices

Category	NET OIL, BBLS	NET GAS, MCF	CASH FLOW, UNDISC	CASH FLOW, DISC @ 10%
PDP	36,520	0	$1,982,743	$1,759,937
PD-Shut-in	20,810	0	$1,400,160	$1,277,167
PUD	68,310	0	$3,892,797	$3,345,088
Total Proved (1P)	**125,640**	**0**	**$7,275,700**	**$6,382,192**
PROB – Shut-in	0	11,460	$21,855	$17,492
PROB – Behind Pipe	1,820	0	$91,639	$57,640
Total Probable	**1,820**	**11,460**	**$113,494**	**$75,132**
Total Proved & Probable (2P)	**127,460**	**11,460**	**$7,389,194**	**$6,457,324**

The working interests and net revenue interests used to calculate these net reserves and revenues were supplied by Lexaria Corporation and are consistent with the joint interest billing and revenue statements[1]. The following is a summary of these interests.

Well	W.I. Before Completion	W.I. After Completion	Net Revenue Interest
F-12-1	32%	27.2%	20.802815%
F-12-3	32%	27.2%	20.802815%
F-12-4[2]	40%	34%	26.00351875%
F-12-5[3]	40%	34%	26.00351875%
F-12-6	32%	27.2%	20.802815%
F-12-7	32%	27.2%	20.802815%
F-12-8	32%	27.2%	20.802815%
F-12-9	32%	27.2%	20.802815%
F-39	32%	27.2%	20.802815%

[1] Statement dated October 11, 2010 attached herein
[2] F-12-4 interest reverts to 27.2% WI and 20.802815% NRI after a 500% penalty is recouped from a non-consent partner. It is not consistent with the revenue & billing statements because part of the interest is farmed-out.
[3] F-12-5 interest reverts to 27.2% WI and 20.802815% NRI after a 500% penalty is recouped from a non-consent partner. It is not consistent with the revenue & billing statements because part of the interest is farmed-out.

CLASSIFICATIONS AND DEFINITIONS

The classifications and definitions for proved reserves are consistent with those of the SEC[4].

The reserves presented herein are un-risked and because of this, prudence should be exercised in interpreting the revenues generated from present and future potential production. Because of the distinct category of reserves (producing, shut-in and undeveloped), likely differences in uncertainty arise and caution should be used when combining reserves of different classes and categories.

RESERVE ESTIMATES

3-D maps, geological maps, logs, core analysis and test data were supplied by Griffin & Griffin, LLC (Griffin), the operator. This data was analyzed and utilized in calculating porosity, water saturation, thickness, temperature and pressure for the different reservoirs.

The Guthrie and Greenberger correlation was utilized to calculate oil reserves by the volumetric method. Guthrie and Greenberger used multiple analysis methods to find a correlation between oil sandstone reservoirs under forces of a water drive mechanism and five variables - permeability, water saturation, viscosity, porosity and thickness. This was a continuation of a study originally performed by Craze and Buckley in 1945 and eventually culminated into API Bulletin D14 in 1967 and SPE Paper No. 2068 written by J. J. Arps in 1968.

The Legatski Correlation[5] was used in determining gas reserves by the volumetric method. This correlation predicts the recovery of gas reserves from water-drive reservoirs. However, the range of sweep efficiency can be altered from a depletion drive reservoir to a strong water-drive reservoir.

Production history was used in conjunction with the volumetric estimates to forecast the future cash flow from the producing properties. Production was generally updated through October 2010. The forecast was terminated if a property began to produce below the economic limit.

The Frio Oil Reservoir has been drilled to the extent (six wells drilled - two being dry, four locations remaining) that the reserves have been proved-up. The F-12 offsets to drain the remaining portion of this reservoir were initially planned to be drilled as horizontal wells. However, an alternate drilling program

[4] A summary of the SEC oil and gas reserve definitions are attached herein and a more complete explanation of these guidelines can be found at: http://www.spee.org/images/PDFs/ReferencesResources/SEC_RevisedRules.pdfare.

[5] SPE Paper No. 899, *Displacement of Gas from Porous Media by Water*, Max W. Legatski et al

consisting of six (6) additional wells has been adopted to drain the 2,800 ft. (Frio) reservoir. Three wells (12-1, 12-3 & 12-4) are currently producing from this reservoir and the 12-5 was initially completed in late October, but experienced limited flow. Griffin plans to work it over in late-November or early December. The estimated initial rate of 200 BOPD for the remaining four wells was provided to us by Griffin. This initial rate is considered realistic with the 12-4 being completed in October with average initial rates slightly higher than 200 BOPD.

For those properties which are currently shut-in and/or in need of a work-over, Griffin has advised that when gas prices rise to support the economy of operations, the wells will again be turned on and/or worked over. There are no plans or AFE at this time to work-over or turn these shut-in wells on.

Attached herein are one-line and detailed economic summaries for Lexaria's interest in this drilling program. Also attached are the decline curves for the wells and future wells.

PRODUCT PRICES

The oil and natural gas prices used in this report are the 12-month average St. James Sweet crude and Henry Hub spots, calculated as the un-weighted arithmetic average of the first-day-of-the-month price for each month within the 12-month period prior to the end of the reporting period. These prices of $81.47/Bbl and $4.50/Mcf were held constant throughout the life of the forecast.

EXPENSES

Drilling and work-over costs as well as operating expenses were obtained from the revenue and billing statements which were supplied by Lexaria[6]. Expenses were averaged over the previous twelve (12) months and held constant throughout the life of the forecast. Attached herein is a table showing the lease operating expenses for each well.

PLUGGING AND ABANDONMENT / RECLAMATION COSTS

Abandonment and reclamation costs were estimated to be $2.00 per foot (average measured depth of 2,800 ft. for Belmont Lake wells) and were applied at the end of the life for each property separately.

PROJECTIONS

The attached reserve and revenue projections are on a calendar year basis.

---

[6] See attached AFEs for drilling ,completion and infrastructure costs

REPORT QUALIFICATIONS

The estimated revenues, both discounted and undiscounted, are not represented as constituting the fair market value of the properties. Rather, these projections are intended to provide investors with an indication of the relative quantity of reserves that is likely to be extracted in the future based on the assigned classification and categorization.

Veazey & Associates, LLC has made no independent examination of titles to the appraised properties, nor has the actual degree or type of interest owned been independently confirmed. The data used in our evaluation were supplied by Lexaria, Griffin or obtained from public records of the Mississippi State Oil and Gas Board and/or published industry sources and were considered accurate. A field inspection of the properties was not made nor considered necessary for the purpose of this report.

Environmental studies were not conducted and are beyond the scope of this investigation. Ownership, product prices and other factual data have been accepted as represented by Lexaria and Griffin. We have generally tested the validity of these data and believe the information is correct.

The quality of available information and the application of engineering interpretation and judgment affect the reliability of any reserve estimate. In our opinion, the reserve estimates presented herein are reasonable. These reserves should be accepted with the understanding that drilling activity or additional information subsequent to the date of this report might require their revision.

In performing this study, we have not considered matters in which legal or accounting, rather than engineering interpretation may be controlling. Finally, it must be realized that forecasting, by its nature, is subject to uncertainty, and the conclusions expressed herein are based on interpretation of engineering data and such conclusions necessarily represent only informed professional judgments.

Neither Veazey & Associates, LLC nor any of its employees has any interest in the subject properties and neither the employment to make this study nor the compensation is contingent on our estimates of reserves and future income for the subject properties.

Included herein is our firm resume'. The appraiser graduated from Louisiana State University in Petroleum Engineering and has been a registered professional engineer since 2001. He has fifteen years of petroleum engineering experience and is a member of the Society of Petroleum Engineers and Society of Petroleum Evaluation Engineers.

If you have any questions or comments, please contact the undersigned. Thank you for the opportunity to review this matter. As always, I remain

Respectfully Yours,

Jim Veazey, PE
Louisiana License PE.29335

Economic One-Liners

As of Date: 11/1/2010

Project Name : Updated Interest
Ownership Group : Lexaria Corp

Lease Name	Gross Reserves		Net Reserves		Net Revenue			Expense		Cash Flow	
Risked / UnRisked	Oil (Mbbl)	Gas (MMcf)	Oil (Mbbl)	Gas (MMcf)	Oil ($)	Gas ($)	Other ($)	& Tax ($)	Invest. ($)	Non-Disc. ($)	Disc. 10% ($)
Proved Producing Rsv Class & Category											
PP F 12-1	28.77	0.00	5.99	0.00	487,663.29	0.00	0.00	196,696.05	1,523.20	289,444.04	255,422.59
PP F 12-3	50.98	0.00	10.60	0.00	863,943.97	0.00	0.00	543,299.11	1,523.20	319,121.66	240,136.74
PP F 12-4	82.09	0.00	19.93	0.00	1,623,647.73	0.00	0.00	247,947.34	1,523.20	1,374,177.19	1,264,377.99
	161.84	**0.00**	**36.52**	**0.00**	**2,975,254.99**	**0.00**	**0.00**	**987,942.49**	**4,569.60**	**1,982,742.89**	**1,759,937.32**
Proved Shut-In Rsv Class & Category											
PP F-12-5	82.09	0.00	20.81	0.00	1,695,014.81	0.00	0.00	260,874.78	33,980.00	1,400,160.03	1,277,166.79
	82.09	**0.00**	**20.81**	**0.00**	**1,695,014.81**	**0.00**	**0.00**	**260,874.78**	**33,980.00**	**1,400,160.03**	**1,277,166.79**
Proved Undeveloped Rsv Class & Category											
PP F-12-6	82.10	0.00	17.08	0.00	1,391,350.44	0.00	0.00	215,835.82	221,402.56	954,112.06	840,339.74
PP F-12-7	82.09	0.00	17.08	0.00	1,391,350.44	0.00	0.00	215,931.85	221,402.56	954,016.03	837,026.90
PP F-12-8	82.09	0.00	17.08	0.00	1,391,350.44	0.00	0.00	215,547.73	183,436.16	992,366.55	835,493.46
PP F-12-9	82.09	0.00	17.08	0.00	1,391,350.44	0.00	0.00	215,612.24	183,436.16	992,302.04	832,227.90
	328.38	**0.00**	**68.31**	**0.00**	**5,565,401.77**	**0.00**	**0.00**	**862,927.65**	**809,677.44**	**3,892,796.68**	**3,345,087.99**
Probable Shut-In Rsv Class & Category											
PP F 39 - No. 1	0.00	55.08	0.00	11.46	0.00	51,561.86	0.00	25,783.60	3,923.20	21,855.05	17,492.02
Probable Behind Pipe Rsv Class & Category											
PP F 39 PBP 1 - No. 1	8.73	0.00	1.82	0.00	147,888.71	0.00	0.00	28,528.42	27,721.60	91,638.69	57,640.11
	8.73	**0.00**	**1.82**	**0.00**	**147,888.71**	**0.00**	**0.00**	**28,528.42**	**27,721.60**	**91,638.69**	**57,640.11**
Grand Total	**581.05**	**55.08**	**127.45**	**11.46**	**10,383,560.28**	**51,561.86**	**0.00**	**2,166,056.95**	**879,871.84**	**7,389,193.34**	**6,457,324.24**

ECONOMIC PROJECTION

Project Name : Updated Interest
Partner : Lexaria Corp
Case Type : LEASE CASE
Archive Set : default

As Of Date : 11/01/2010
Discount Rate (%) : 10.00
Custom Selection

Case : PP F 12-1
Reserve Cat. : Proved Producing
Field : Belmont
Operator : Griffin & Griffin Expl, LLC
Reservoir : 2,800 Ft. Sand
Co., State : Wilkinson, MS

Cum Oil (Mbbl) : 53.32
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue ($)	Gas Revenue ($)	Misc. Revenue ($)
2010	2.19	0.00	0.46	0.00	81.47	0.00	37,084.13	0.00	0.00
2011	10.82	0.00	2.25	0.00	81.47	0.00	183,440.74	0.00	0.00
2012	8.02	0.00	1.67	0.00	81.47	0.00	135,907.70	0.00	0.00
2013	6.13	0.00	1.27	0.00	81.47	0.00	103,855.74	0.00	0.00
2014	1.62	0.00	0.34	0.00	81.47	0.00	27,374.98	0.00	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	28.77	0.00	5.99	0.00	81.47	0.00	487,663.29	0.00	0.00
Ult	82.09	0.00							

Year	Well Count	Net Tax Production ($)	Net Tax AdValorem ($)	Net Investment ($)	Net Lease Costs ($)	Net Well Costs ($)	Other Costs ($)	Net Profits ($)	Annual Cash Flow ($)	Cum Disc. Cash Flow ($)
2010	1.00	2,245.08	741.68	0.00	0.00	7,554.53	0.00	0.00	26,542.84	26,322.12
2011	1.00	11,105.52	3,668.81	0.00	0.00	45,327.17	0.00	0.00	123,339.24	142,156.89
2012	1.00	8,227.86	2,718.15	0.00	0.00	45,327.17	0.00	0.00	79,634.51	209,826.43
2013	1.00	6,287.43	2,077.11	0.00	0.00	45,327.17	0.00	0.00	50,164.03	248,399.52
2014	0.00	1,657.28	547.50	1,523.20	0.00	13,883.58	0.00	0.00	9,763.41	255,422.59
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		29,523.17	9,753.27	1,523.20	0.00	157,419.61	0.00	0.00	289,444.04	255,422.59

Major Phase :	Oil		
Perfs :	0 - 0		
Initial Rate :	1,123.28	bbl/month	
Abandonment :	419.54	bbl/month	
Initial Decline :	30.01	% year	b = 0.450
Beg Ratio :	0.000		
End Ratio :	0.000		

Abandonment Date :	04/23/2014
Working Int :	0.27200000
Revenue Int :	0.20802815
Disc. Initial Invest. ($) :	1,075.84
ROInvestment (disc/undisc) :	238.48 / 191.02
Years to Payout :	0.01
Internal ROR (%) :	>1000

Present Worth Profile ($)

PW	5.00% :	271,613.81
PW	7.00% :	264,951.14
PW	10.00% :	255,422.59
PW	15.00% :	240,692.04
PW	20.00% :	227,265.09
PW	25.00% :	215,003.22

Date : 01/24/2011 1:28:32PM

ECONOMIC PROJECTION

As Of Date : 11/01/2010
Discount Rate (%) : 10.00
Custom Selection

Project Name : Updated Interest
Partner : Lexaria Corp
Case Type : LEASE CASE
Archive Set : default

Case : PP F 12-3
Reserve Cat. : Proved Producing
Field : Belmont
Operator : Griffin & Griffin Expl, LLC
Reservoir : 2,800 Ft. Sand
Co., State : Wilkinson, MS

Cum Oil (Mbbl) : 31.12
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue ($)	Gas Revenue ($)	Misc. Revenue ($)
2010	1.31	0.00	0.27	0.00	81.47	0.00	22,123.11	0.00	0.00
2011	7.32	0.00	1.52	0.00	81.47	0.00	124,043.83	0.00	0.00
2012	6.58	0.00	1.37	0.00	81.47	0.00	111,545.46	0.00	0.00
2013	5.91	0.00	1.23	0.00	81.47	0.00	100,213.45	0.00	0.00
2014	5.35	0.00	1.11	0.00	81.47	0.00	90,670.61	0.00	0.00
2015	4.86	0.00	1.01	0.00	81.47	0.00	82,353.23	0.00	0.00
2016	4.44	0.00	0.92	0.00	81.47	0.00	75,262.62	0.00	0.00
2017	4.05	0.00	0.84	0.00	81.47	0.00	68,634.37	0.00	0.00
2018	3.72	0.00	0.77	0.00	81.47	0.00	62,963.14	0.00	0.00
2019	3.42	0.00	0.71	0.00	81.47	0.00	57,926.95	0.00	0.00
2020	3.16	0.00	0.66	0.00	81.47	0.00	53,577.90	0.00	0.00
2021	0.86	0.00	0.18	0.00	81.47	0.00	14,629.29	0.00	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**50.98**	**0.00**	**10.60**	**0.00**	**81.47**	**0.00**	**863,943.97**	**0.00**	**0.00**
Ult	**82.09**	**0.00**							

Year	Well Count	Net Tax Production ($)	Net Tax AdValorem ($)	Net Investment ($)	Net Lease Costs ($)	Net Well Costs ($)	Other Costs ($)	Net Profits ($)	Annual Cash Flow ($)	Cum Disc. Cash Flow ($)
2010	1.00	1,339.33	442.46	0.00	0.00	7,554.53	0.00	0.00	12,786.78	12,679.57
2011	1.00	7,509.62	2,480.88	0.00	0.00	45,327.17	0.00	0.00	68,726.16	77,083.53
2012	1.00	6,752.97	2,230.91	0.00	0.00	45,327.17	0.00	0.00	57,234.42	125,616.14
2013	1.00	6,066.93	2,004.27	0.00	0.00	45,327.17	0.00	0.00	46,815.08	161,532.09
2014	1.00	5,489.21	1,813.41	0.00	0.00	45,327.17	0.00	0.00	38,040.82	187,942.85
2015	1.00	4,985.67	1,647.06	0.00	0.00	45,327.17	0.00	0.00	30,393.32	207,039.33
2016	1.00	4,556.40	1,505.25	0.00	0.00	45,327.17	0.00	0.00	23,873.80	220,615.81
2017	1.00	4,155.13	1,372.69	0.00	0.00	45,327.17	0.00	0.00	17,779.39	229,764.24
2018	1.00	3,811.79	1,259.26	0.00	0.00	45,327.17	0.00	0.00	12,564.92	235,617.16
2019	1.00	3,506.90	1,158.54	0.00	0.00	45,327.17	0.00	0.00	7,934.34	238,964.47
2020	1.00	3,243.61	1,071.56	0.00	0.00	45,327.17	0.00	0.00	3,935.56	240,472.12
2021	0.00	885.66	292.59	1,523.20	0.00	12,890.79	0.00	0.00	-962.94	240,136.74
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**52,303.23**	**17,278.88**	**1,523.20**	**0.00**	**473,716.99**	**0.00**	**0.00**	**319,121.66**	**240,136.74**

Major Phase :	Oil		
Perfs :	0 - 0		
Initial Rate :	657.37	bbl/month	
Abandonment :	247.03	bbl/month	
Initial Decline :	10.83	% year	b = 0.400
Beg Ratio :	0.000		
End Ratio :	0.000		

Abandonment Date :	04/15/2021
Working Int :	0.27200000
Revenue Int :	0.20802815
Disc. Initial Invest. ($) :	535.38
ROInvestment (disc/undisc) :	449.66 / 210.51
Years to Payout :	0.02
Internal ROR (%) :	>1000

Present Worth Profile ($)

PW	5.00% :	275,087.26
PW	7.00% :	260,158.57
PW	10.00% :	240,136.74
PW	15.00% :	212,031.33
PW	20.00% :	189,142.46
PW	25.00% :	170,274.39

Date : 01/24/2011 1:28:32PM

ECONOMIC PROJECTION

As Of Date : 11/01/2010
Discount Rate (%) : 10.00
Custom Selection

Project Name : Updated Interest
Partner : Lexaria Corp
Case Type : LEASE CASE
Archive Set : default

Case : PP F 12-4
Reserve Cat. : Proved Producing
Field : Belmont
Operator : Griffin & Griffin Expl, LLC
Reservoir : 2,800 Ft. Sand
Co., State : Wilkinson, MS

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue ($)	Gas Revenue ($)	Misc. Revenue ($)
2010	11.07	0.00	2.88	0.00	81.47	0.00	234,617.50	0.00	0.00
2011	41.65	0.00	10.83	0.00	81.47	0.00	882,253.02	0.00	0.00
2012	26.92	0.00	5.71	0.00	81.47	0.00	465,097.55	0.00	0.00
2013	2.46	0.00	0.51	0.00	81.47	0.00	41,679.66	0.00	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**82.09**	**0.00**	**19.93**	**0.00**	**81.47**	**0.00**	**1,623,647.73**	**0.00**	**0.00**
Ult	**82.09**	**0.00**							

Year	Well Count	Net Tax Production ($)	Net Tax AdValorem ($)	Net Investment ($)	Net Lease Costs ($)	Net Well Costs ($)	Other Costs ($)	Net Profits ($)	Annual Cash Flow ($)	Cum Disc. Cash Flow ($)
2010	1.00	14,203.76	4,692.35	0.00	0.00	9,443.16	0.00	0.00	206,278.23	204,593.52
2011	1.00	53,411.67	17,645.06	0.00	0.00	56,658.96	0.00	0.00	754,537.34	914,398.51
2012	1.00	28,157.04	9,301.95	0.00	0.00	46,058.25	0.00	0.00	381,580.31	1,238,932.97
2013	1.00	2,523.29	833.59	1,523.20	0.00	5,018.25	0.00	0.00	31,781.32	1,264,377.99
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**98,295.76**	**32,472.95**	**1,523.20**	**0.00**	**117,178.63**	**0.00**	**0.00**	**1,374,177.19**	**1,264,377.99**

Major Phase :	Oil		
Perfs :	0 - 0		
Initial Rate :	6,083.33	bbl/month	
Abandonment :	1,748.44	bbl/month	
Initial Decline :	70.00	% year	b = 0.450
Beg Ratio :	0.000		
End Ratio :	0.000		

Abandonment Date :	02/10/2013
Working Int :	0.34000000
Revenue Int :	0.26003518
Disc. Initial Invest. ($) :	1,212.58
ROInvestment (disc/undisc) :	1,044.00 / 903.16
Years to Payout :	0.00
Internal ROR (%) :	>1000

Present Worth Profile ($)

PW	5.00% :	1,317,490.25
PW	7.00% :	1,295,831.91
PW	10.00% :	1,264,377.99
PW	15.00% :	1,214,572.46
PW	20.00% :	1,167,827.76
PW	25.00% :	1,123,918.05

Date : 01/24/2011 1:28:32PM

ECONOMIC SUMMARY PROJECTION

Proved Producing Rsv Class & Category

Project Name : Updated Interest
Partner : Lexaria Corp
Case Type : REPORT BREAK TOTAL CASE

As Of Date : 11/01/2010
Discount Rate (%) : 10.00
Custom Selection

Cum Oil (Mbbl) : 84.44
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue ($)	Gas Revenue ($)	Misc. Revenue ($)
2010	14.57	0.00	3.61	0.00	81.47	0.00	293,824.74	0.00	0.00
2011	59.79	0.00	14.60	0.00	81.47	0.00	1,189,737.60	0.00	0.00
2012	41.52	0.00	8.75	0.00	81.47	0.00	712,550.71	0.00	0.00
2013	14.50	0.00	3.02	0.00	81.47	0.00	245,748.85	0.00	0.00
2014	6.97	0.00	1.45	0.00	81.47	0.00	118,045.59	0.00	0.00
2015	4.86	0.00	1.01	0.00	81.47	0.00	82,353.23	0.00	0.00
2016	4.44	0.00	0.92	0.00	81.47	0.00	75,262.62	0.00	0.00
2017	4.05	0.00	0.84	0.00	81.47	0.00	68,634.37	0.00	0.00
2018	3.72	0.00	0.77	0.00	81.47	0.00	62,963.14	0.00	0.00
2019	3.42	0.00	0.71	0.00	81.47	0.00	57,926.95	0.00	0.00
2020	3.16	0.00	0.66	0.00	81.47	0.00	53,577.90	0.00	0.00
2021	0.86	0.00	0.18	0.00	81.47	0.00	14,629.29	0.00	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	161.84	0.00	36.52	0.00	81.47	0.00	2,975,254.99	0.00	0.00
Ult	246.28	0.00							

Year	Well Count	Net Tax Production ($)	Net Tax AdValorem ($)	Net Investment ($)	Net Lease Costs ($)	Net Well Costs ($)	Other Costs ($)	Net Profits ($)	Annual Cash Flow ($)	Cum Disc. Cash Flow ($)
2010	3.00	17,788.17	5,876.49	0.00	0.00	24,552.22	0.00	0.00	245,607.86	243,595.21
2011	3.00	72,026.80	23,794.75	0.00	0.00	147,313.30	0.00	0.00	946,602.74	1,133,638.93
2012	3.00	43,137.87	14,251.01	0.00	0.00	136,712.59	0.00	0.00	518,449.23	1,574,375.54
2013	3.00	14,877.65	4,914.98	1,523.20	0.00	95,672.59	0.00	0.00	128,760.43	1,674,309.60
2014	1.00	7,146.49	2,360.91	1,523.20	0.00	59,210.75	0.00	0.00	47,804.24	1,707,743.43
2015	1.00	4,985.67	1,647.06	0.00	0.00	45,327.17	0.00	0.00	30,393.32	1,726,839.90
2016	1.00	4,556.40	1,505.25	0.00	0.00	45,327.17	0.00	0.00	23,873.80	1,740,416.39
2017	1.00	4,155.13	1,372.69	0.00	0.00	45,327.17	0.00	0.00	17,779.39	1,749,564.82
2018	1.00	3,811.79	1,259.26	0.00	0.00	45,327.17	0.00	0.00	12,564.92	1,755,417.74
2019	1.00	3,506.90	1,158.54	0.00	0.00	45,327.17	0.00	0.00	7,934.34	1,758,765.05
2020	1.00	3,243.61	1,071.56	0.00	0.00	45,327.17	0.00	0.00	3,935.56	1,760,272.70
2021	0.00	885.66	292.59	1,523.20	0.00	12,890.79	0.00	0.00	-962.94	1,759,937.32
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		180,122.16	59,505.10	4,569.60	0.00	748,315.23	0.00	0.00	1,982,742.89	1,759,937.32

Disc. Initial Invest. ($) :	2,823.81
ROInvestment (disc/undisc) :	624.25 / 434.90
Years to Payout :	0.01
Internal ROR (%) :	>1000

Present Worth Profile ($)

PW	5.00% :	1,864,191.33
PW	7.00% :	1,820,941.62
PW	10.00% :	1,759,937.32
PW	15.00% :	1,667,295.84
PW	20.00% :	1,584,235.30
PW	25.00% :	1,509,195.66

Date : 01/24/2011 1:28:32PM

ECONOMIC PROJECTION

Project Name : Updated Interest	As Of Date : 11/01/2010	**Case :** PP F-12-5	
Partner : Lexaria Corp	Discount Rate (%) : 10.00	**Reserve Cat. :** Proved Shut-In	
Case Type : LEASE CASE	Custom Selection	**Field :** Belmont	
Archive Set : default		**Operator :** Griffin & Griffin Expl, LLC	
		Reservoir : 2,800 Ft. Sand	
		Co., State : Wilkinson, MS	

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue ($)	Gas Revenue ($)	Misc. Revenue ($)
2010	8.72	0.00	2.27	0.00	81.47	0.00	184,663.07	0.00	0.00
2011	42.75	0.00	11.12	0.00	81.47	0.00	905,647.25	0.00	0.00
2012	27.32	0.00	6.73	0.00	81.47	0.00	548,663.20	0.00	0.00
2013	3.31	0.00	0.69	0.00	81.47	0.00	56,041.29	0.00	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**82.09**	**0.00**	**20.81**	**0.00**	**81.47**	**0.00**	**1,695,014.81**	**0.00**	**0.00**
Ult	**82.09**	**0.00**							

Year	Well Count	Net Tax Production ($)	Net Tax AdValorem ($)	Net Investment ($)	Net Lease Costs ($)	Net Well Costs ($)	Other Costs ($)	Net Profits ($)	Annual Cash Flow ($)	Cum Disc. Cash Flow ($)
2010	1.00	11,179.52	3,693.26	32,456.80	0.00	7,684.14	0.00	0.00	129,649.35	128,120.53
2011	1.00	54,827.95	18,112.95	0.00	0.00	56,658.96	0.00	0.00	776,047.39	858,395.92
2012	1.00	33,216.11	10,973.26	0.00	0.00	53,259.42	0.00	0.00	451,214.40	1,242,603.60
2013	1.00	3,392.74	1,120.83	1,523.20	0.00	6,755.64	0.00	0.00	43,248.88	1,277,166.79
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**102,616.33**	**33,900.30**	**33,980.00**	**0.00**	**124,358.16**	**0.00**	**0.00**	**1,400,160.03**	**1,277,166.79**

Major Phase :	Oil			
Perfs :	0 - 0			
Initial Rate :	6,083.33	bbl/month		
Abandonment :	1,748.44	bbl/month		
Initial Decline :	70.00	% year	b = 0.450	
Beg Ratio :	0.000			
End Ratio :	0.000			

Abandonment Date :	02/24/2013
Working Int :	0.40000000
Revenue Int :	0.26003518
Disc. Initial Invest. ($) :	33,540.57
ROInvestment (disc/undisc) :	39.09 / 42.21
Years to Payout :	0.05
Internal ROR (%) :	>1000

Present Worth Profile ($)

PW	5.00% :	1,336,605.31
PW	7.00% :	1,312,354.10
PW	10.00% :	1,277,166.79
PW	15.00% :	1,221,531.48
PW	20.00% :	1,169,412.33
PW	25.00% :	1,120,545.95

Date : 01/24/2011 1:28:32PM

ECONOMIC SUMMARY PROJECTION

Proved Shut-In Rsv Class & Category

Project Name : Updated Interest
Partner : Lexaria Corp
Case Type : REPORT BREAK TOTAL CASE

As Of Date : 11/01/2010
Discount Rate (%) : 10.00
Custom Selection

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue ($)	Gas Revenue ($)	Misc. Revenue ($)
2010	8.72	0.00	2.27	0.00	81.47	0.00	184,663.07	0.00	0.00
2011	42.75	0.00	11.12	0.00	81.47	0.00	905,647.25	0.00	0.00
2012	27.32	0.00	6.73	0.00	81.47	0.00	548,663.20	0.00	0.00
2013	3.31	0.00	0.69	0.00	81.47	0.00	56,041.29	0.00	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	82.09	0.00	20.81	0.00	81.47	0.00	1,695,014.81	0.00	0.00
Ult	82.09	0.00							

Year	Well Count	Net Tax Production ($)	Net Tax AdValorem ($)	Net Investment ($)	Net Lease Costs ($)	Net Well Costs ($)	Other Costs ($)	Net Profits ($)	Annual Cash Flow ($)	Cum Disc. Cash Flow ($)
2010	1.00	11,179.52	3,693.26	32,456.80	0.00	7,684.14	0.00	0.00	129,649.35	128,120.53
2011	1.00	54,827.95	18,112.95	0.00	0.00	56,658.96	0.00	0.00	776,047.39	858,395.92
2012	1.00	33,216.11	10,973.26	0.00	0.00	53,259.42	0.00	0.00	451,214.40	1,242,603.60
2013	1.00	3,392.74	1,120.83	1,523.20	0.00	6,755.64	0.00	0.00	43,248.88	1,277,166.79
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		102,616.33	33,900.30	33,980.00	0.00	124,358.16	0.00	0.00	1,400,160.03	1,277,166.79

Disc. Initial Invest. ($) :	33,540.57
ROInvestment (disc/undisc) :	39.08 / 42.21
Years to Payout :	0.05
Internal ROR (%) :	>1000

Present Worth Profile ($)

PW	5.00% :	1,336,605.31
PW	7.00% :	1,312,354.10
PW	10.00% :	1,277,166.79
PW	15.00% :	1,221,531.48
PW	20.00% :	1,169,412.33
PW	25.00% :	1,120,545.95

Date : 01/24/2011 1:28:32PM

ECONOMIC PROJECTION

Project Name : Updated Interest
Partner : Lexaria Corp
Case Type : LEASE CASE
Archive Set : default

As Of Date : 11/01/2010
Discount Rate (%) : 10.00
Custom Selection

Case : PP F-12-6
Reserve Cat. : Proved Undeveloped
Field : Belmont
Operator : Griffin & Griffin Expl, LLC
Reservoir : 2,800 Ft. Sand
Co., State : Wilkinson, MS

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue ($)	Gas Revenue ($)	Misc. Revenue ($)
2010	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2011	47.12	0.00	9.80	0.00	81.47	0.00	798,541.17	0.00	0.00
2012	28.73	0.00	5.98	0.00	81.47	0.00	486,949.35	0.00	0.00
2013	6.25	0.00	1.30	0.00	81.47	0.00	105,859.92	0.00	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	82.10	0.00	17.08	0.00	81.47	0.00	1,391,350.44	0.00	0.00
Ult	82.10	0.00							

Year	Well Count	Net Tax Production ($)	Net Tax AdValorem ($)	Net Investment ($)	Net Lease Costs ($)	Net Well Costs ($)	Other Costs ($)	Net Profits ($)	Annual Cash Flow ($)	Cum Disc. Cash Flow ($)
2010	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2011	1.00	48,343.74	15,970.82	219,879.36	0.00	45,628.20	0.00	0.00	468,719.04	432,493.45
2012	1.00	29,479.95	9,738.99	0.00	0.00	45,327.17	0.00	0.00	402,403.25	774,430.97
2013	1.00	6,408.77	2,117.20	1,523.20	0.00	12,820.98	0.00	0.00	82,989.77	840,339.74
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		84,232.46	27,827.01	221,402.56	0.00	103,776.35	0.00	0.00	954,112.06	840,339.74

Major Phase :	Oil		
Perfs :	0 - 0		
Initial Rate :	6,083.33	bbl/month	
Abandonment :	1,748.44	bbl/month	
Initial Decline :	70.00	% year	b = 0.450
Beg Ratio :	0.000		
End Ratio :	0.000		

Abandonment Date :	04/12/2013
Working Int :	0.32000000
Revenue Int :	0.20802815
Disc. Initial Invest. ($) :	217,430.17
ROInvestment (disc/undisc) :	4.87 / 5.31
Years to Payout :	0.40
Internal ROR (%) :	386.80

Present Worth Profile ($)

PW	5.00% :	895,106.80
PW	7.00% :	872,711.54
PW	10.00% :	840,339.74
PW	15.00% :	789,463.98
PW	20.00% :	742,163.45
PW	25.00% :	698,149.95

Date : 01/24/2011 1:28:32PM

ECONOMIC PROJECTION

Project Name :	Updated Interest	As Of Date : 11/01/2010	Case : PP F-12-7
Partner :	Lexaria Corp	Discount Rate (%) : 10.00	Reserve Cat. : Proved Undeveloped
Case Type :	LEASE CASE	Custom Selection	Field : Belmont
Archive Set :	default		Operator : Griffin & Griffin Expl, LLC
			Reservoir : 2,800 Ft. Sand
			Co., State : Wilkinson, MS

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue ($)	Gas Revenue ($)	Misc. Revenue ($)
2010	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2011	45.78	0.00	9.52	0.00	81.47	0.00	775,859.53	0.00	0.00
2012	29.17	0.00	6.07	0.00	81.47	0.00	494,300.45	0.00	0.00
2013	7.15	0.00	1.49	0.00	81.47	0.00	121,190.46	0.00	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	82.09	0.00	17.08	0.00	81.47	0.00	1,391,350.44	0.00	0.00
Ult	82.09	0.00							

Year	Well Count	Net Tax Production ($)	Net Tax AdValorem ($)	Net Investment ($)	Net Lease Costs ($)	Net Well Costs ($)	Other Costs ($)	Net Profits ($)	Annual Cash Flow ($)	Cum Disc. Cash Flow ($)
2010	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2011	1.00	46,970.60	15,517.19	219,879.36	0.00	43,986.85	0.00	0.00	449,505.54	413,760.85
2012	1.00	29,924.99	9,886.01	0.00	0.00	45,327.17	0.00	0.00	409,162.29	761,439.77
2013	1.00	7,336.88	2,423.81	1,523.20	0.00	14,558.37	0.00	0.00	95,348.20	837,026.90
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		84,232.46	27,827.01	221,402.56	0.00	103,872.38	0.00	0.00	954,016.03	837,026.90

Major Phase :	Oil		
Perfs :	0 - 0		
Initial Rate :	6,083.33	bbl/month	
Abandonment :	1,748.44	bbl/month	
Initial Decline :	70.00	% year	b = 0.450
Beg Ratio :	0.000		
End Ratio :	0.000		

Abandonment Date :	04/26/2013
Working Int :	0.32000000
Revenue Int :	0.20802815
Disc. Initial Invest. ($) :	216,598.36
ROInvestment (disc/undisc) :	4.87 / 5.31
Years to Payout :	0.44
Internal ROR (%) :	385.97

Present Worth Profile ($)

PW	5.00% :	893,296.07
PW	7.00% :	870,275.80
PW	10.00% :	837,026.90
PW	15.00% :	784,838.75
PW	20.00% :	736,395.16
PW	25.00% :	691,389.79

Date : 01/24/2011 1:28:32PM

ECONOMIC PROJECTION

As Of Date : 11/01/2010
Discount Rate (%) : 10.00
Custom Selection

Project Name : Updated Interest
Partner : Lexaria Corp
Case Type : LEASE CASE
Archive Set : default

Case : PP F-12-8
Reserve Cat. : Proved Undeveloped
Field : Belmont
Operator : Griffin & Griffin Expl, LLC
Reservoir : 2,800 Ft. Sand
Co., State : Wilkinson, MS

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue ($)	Gas Revenue ($)	Misc. Revenue ($)
2010	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2011	28.16	0.00	5.86	0.00	81.47	0.00	477,242.69	0.00	0.00
2012	34.88	0.00	7.26	0.00	81.47	0.00	591,181.26	0.00	0.00
2013	19.05	0.00	3.96	0.00	81.47	0.00	322,926.49	0.00	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**82.09**	**0.00**	**17.08**	**0.00**	**81.47**	**0.00**	**1,391,350.44**	**0.00**	**0.00**
Ult	**82.09**	**0.00**							

Year	Well Count	Net Tax Production ($)	Net Tax AdValorem ($)	Net Investment ($)	Net Lease Costs ($)	Net Well Costs ($)	Other Costs ($)	Net Profits ($)	Annual Cash Flow ($)	Cum Disc. Cash Flow ($)
2010	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2011	1.00	28,892.31	9,544.85	181,912.96	0.00	22,964.62	0.00	0.00	233,927.95	210,132.56
2012	1.00	35,790.16	11,823.63	0.00	0.00	45,327.17	0.00	0.00	498,240.31	633,482.88
2013	1.00	19,549.99	6,458.53	1,523.20	0.00	35,196.48	0.00	0.00	260,198.29	835,493.46
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**84,232.46**	**27,827.01**	**183,436.16**	**0.00**	**103,488.26**	**0.00**	**0.00**	**992,366.55**	**835,493.46**

Major Phase :	Oil		
Perfs :	0 - 0		
Initial Rate :	6,083.33	bbl/month	
Abandonment :	1,748.44	bbl/month	
Initial Decline :	70.00	% year	b = 0.450
Beg Ratio :	0.000		
End Ratio :	0.000		

Abandonment Date :	10/10/2013
Working Int :	0.32000000
Revenue Int :	0.20802815
Disc. Initial Invest. ($) :	171,385.59
ROInvestment (disc/undisc) :	5.88 / 6.41
Years to Payout :	0.85
Internal ROR (%) :	487.08

Present Worth Profile ($)

PW	5.00% :	910,197.87
PW	7.00% :	879,463.52
PW	10.00% :	835,493.46
PW	15.00% :	767,516.23
PW	20.00% :	705,606.78
PW	25.00% :	649,174.82

Date : 01/24/2011 1:28:32PM

ECONOMIC PROJECTION

Project Name : Updated Interest
Partner : Lexaria Corp
Case Type : LEASE CASE
Archive Set : default

As Of Date : 11/01/2010
Discount Rate (%) : 10.00
Custom Selection

Case : PP F-12-9
Reserve Cat. : Proved Undeveloped
Field : Belmont
Operator : Griffin & Griffin Expl, LLC
Reservoir : 2,800 Ft. Sand
Co., State : Wilkinson, MS

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue ($)	Gas Revenue ($)	Misc. Revenue ($)
2010	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2011	26.49	0.00	5.51	0.00	81.47	0.00	448,992.68	0.00	0.00
2012	35.45	0.00	7.37	0.00	81.47	0.00	600,823.87	0.00	0.00
2013	20.15	0.00	4.19	0.00	81.47	0.00	341,533.89	0.00	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	82.09	0.00	17.08	0.00	81.47	0.00	1,391,350.44	0.00	0.00
Ult	82.09	0.00							

Year	Well Count	Net Tax Production ($)	Net Tax AdValorem ($)	Net Investment ($)	Net Lease Costs ($)	Net Well Costs ($)	Other Costs ($)	Net Profits ($)	Annual Cash Flow ($)	Cum Disc. Cash Flow ($)
2010	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2011	1.00	27,182.05	8,979.85	181,912.96	0.00	21,323.26	0.00	0.00	209,594.55	187,709.59
2012	1.00	36,373.92	12,016.48	0.00	0.00	45,327.17	0.00	0.00	507,106.30	618,615.27
2013	1.00	20,676.49	6,830.68	1,523.20	0.00	36,902.34	0.00	0.00	275,601.19	832,227.90
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		84,232.46	27,827.01	183,436.16	0.00	103,552.77	0.00	0.00	992,302.04	832,227.90

Major Phase : Oil
Perfs : 0 - 0
Initial Rate : 6,083.33 bbl/month
Abandonment : 1,748.44 bbl/month
Initial Decline : 70.00 % year b = 0.450
Beg Ratio : 0.000
End Ratio : 0.000

Abandonment Date : 10/24/2013
Working Int : 0.32000000
Revenue Int : 0.20802815
Disc. Initial Invest. ($) : 170,729.93
ROInvestment (disc/undisc) : 5.88 / 6.41
Years to Payout : 0.89
Internal ROR (%) : 485.49

Present Worth Profile ($)

PW	5.00% :	908,388.10
PW	7.00% :	877,039.03
PW	10.00% :	832,227.90
PW	15.00% :	763,044.91
PW	20.00% :	700,145.52
PW	25.00% :	642,909.69

Date : 01/24/2011 1:28:32PM

ECONOMIC SUMMARY PROJECTION

Proved Undeveloped Rsv Class & Category

Project Name : Updated Interest
Partner : Lexaria Corp
Case Type : REPORT BREAK TOTAL CASE

As Of Date : 11/01/2010
Discount Rate (%) : 10.00
Custom Selection

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue ($)	Gas Revenue ($)	Misc. Revenue ($)
2010	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2011	147.55	0.00	30.69	0.00	81.47	0.00	2,500,636.07	0.00	0.00
2012	128.23	0.00	26.68	0.00	81.47	0.00	2,173,254.94	0.00	0.00
2013	52.60	0.00	10.94	0.00	81.47	0.00	891,510.76	0.00	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	328.38	0.00	68.31	0.00	81.47	0.00	5,565,401.77	0.00	0.00
Ult	328.38	0.00							

Year	Well Count	Net Tax Production ($)	Net Tax AdValorem ($)	Net Investment ($)	Net Lease Costs ($)	Net Well Costs ($)	Other Costs ($)	Net Profits ($)	Annual Cash Flow ($)	Cum Disc. Cash Flow ($)
2010	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2011	4.00	151,388.70	50,012.72	803,584.64	0.00	133,902.93	0.00	0.00	1,361,747.08	1,244,096.45
2012	4.00	131,569.02	43,465.10	0.00	0.00	181,308.67	0.00	0.00	1,816,912.15	2,787,968.89
2013	4.00	53,972.13	17,830.22	6,092.80	0.00	99,478.16	0.00	0.00	714,137.45	3,345,087.99
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		336,929.85	111,308.04	809,677.44	0.00	414,689.77	0.00	0.00	3,892,796.68	3,345,087.99

Disc. Initial Invest. ($) : 776,144.05
ROInvestment (disc/undisc) : 5.31 / 5.81
Years to Payout : 0.69
Internal ROR (%) : 396.75

Present Worth Profile ($)

PW	5.00% :	3,606,988.84
PW	7.00% :	3,499,489.89
PW	10.00% :	3,345,087.99
PW	15.00% :	3,104,863.88
PW	20.00% :	2,884,310.91
PW	25.00% :	2,681,624.25

Date : 01/24/2011 1:28:32PM

ECONOMIC PROJECTION

As Of Date : 11/01/2010
Discount Rate (%) : 10.00
Custom Selection

Project Name : Updated Interest
Partner : Lexaria Corp
Case Type : LEASE CASE
Archive Set : default

Case : PP F 39 - No. 1
Reserve Cat. : Probable Shut-In
Field : Artonish, E.
Operator : Griffin & Griffin Expl, LLC
Reservoir : Frio Sand (2,800 Ft. Sand)
Co., State : Wilkinson, MS

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 112.82

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue ($)	Gas Revenue ($)	Misc. Revenue ($)
2010	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2011	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2012	0.00	25.87	0.00	5.38	0.00	4.50	0.00	24,213.34	0.00
2013	0.00	22.73	0.00	4.73	0.00	4.50	0.00	21,276.62	0.00
2014	0.00	6.49	0.00	1.35	0.00	4.50	0.00	6,071.89	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	0.00	55.08	0.00	11.46	0.00	4.50	0.00	51,561.86	0.00
Ult	0.00	167.90							

Year	Well Count	Net Tax Production ($)	Net Tax AdValorem ($)	Net Investment ($)	Net Lease Costs ($)	Net Well Costs ($)	Other Costs ($)	Net Profits ($)	Annual Cash Flow ($)	Cum Disc. Cash Flow ($)
2010	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2011	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2012	1.00	1,479.70	484.27	2,400.00	0.00	9,181.81	0.00	0.00	10,667.56	8,936.32
2013	1.00	1,300.24	425.53	0.00	0.00	9,400.32	0.00	0.00	10,150.53	16,730.95
2014	0.00	371.06	121.44	1,523.20	0.00	3,019.23	0.00	0.00	1,036.96	17,492.02
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		3,151.00	1,031.24	3,923.20	0.00	21,601.37	0.00	0.00	21,855.05	17,492.02

Major Phase : Gas
Perfs : 0 - 0
Initial Rate : 2,403.70 Mcf/month
Abandonment : 1,657.74 Mcf/month
Initial Decline : 15.00 % year b = 0.000
Beg Ratio : 0.000
End Ratio : 0.000

Abandonment Date : 04/26/2014
Working Int : 0.32000000
Revenue Int : 0.20802815
Disc. Initial Invest. ($) : 3,203.75
ROInvestment (disc/undisc) : 6.46 / 6.57
Years to Payout : 1.47
Internal ROR (%) : 594.24

Present Worth Profile ($)

PW	5.00% :	19,545.70
PW	7.00% :	18,695.29
PW	10.00% :	17,492.02
PW	15.00% :	15,664.47
PW	20.00% :	14,037.05
PW	25.00% :	12,586.87

Date : 01/24/2011 1:28:32PM

ECONOMIC PROJECTION

Project Name : Updated Interest
Partner : Lexaria Corp
Case Type : RECOMPLETION CASE
Archive Set : default

As Of Date : 11/01/2010
Discount Rate (%) : 10.00
Custom Selection

Case : PP F 39 PBP 1 - No. 1
Reserve Cat. : Probable Behind Pipe
Field : Artonish, E.
Operator : Griffin & Griffin Expl, LLC
Reservoir : Frio Oil Sand
Co., State : Wilkinson, MS

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue ($)	Gas Revenue ($)	Misc. Revenue ($)
2010	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2011	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2012	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	3.14	0.00	0.65	0.00	81.47	0.00	53,209.94	0.00	0.00
2015	4.82	0.00	1.00	0.00	81.47	0.00	81,679.66	0.00	0.00
2016	0.77	0.00	0.16	0.00	81.47	0.00	12,999.12	0.00	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	8.73	0.00	1.82	0.00	81.47	0.00	147,888.71	0.00	0.00
Ult	8.73	0.00							

Year	Well Count	Net Tax Production ($)	Net Tax AdValorem ($)	Net Investment ($)	Net Lease Costs ($)	Net Well Costs ($)	Other Costs ($)	Net Profits ($)	Annual Cash Flow ($)	Cum Disc. Cash Flow ($)
2010	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2011	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2012	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	1.00	3,221.33	1,064.20	25,600.00	0.00	5,632.17	0.00	0.00	17,692.24	11,500.25
2015	1.00	4,944.89	1,633.59	0.00	0.00	9,400.32	0.00	0.00	65,700.85	52,753.11
2016	1.00	786.97	259.98	2,121.60	0.00	1,584.97	0.00	0.00	8,245.60	57,640.11
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		8,953.19	2,957.77	27,721.60	0.00	16,617.45	0.00	0.00	91,638.69	57,640.11

Major Phase :	Oil		
Perfs :	0 - 0		
Initial Rate :	450.00	bbl/month	
Abandonment :	374.91	bbl/month	
Initial Decline :	9.81	% year	b = 0.000
Beg Ratio :	0.000		
End Ratio :	0.000		

Abandonment Date :	03/01/2016
Working Int :	0.32000000
Revenue Int :	0.20802815
Disc. Initial Invest. ($) :	19,163.43
ROInvestment (disc/undisc) :	4.01 / 4.31
Years to Payout :	3.95
Internal ROR (%) :	279.26

Present Worth Profile ($)

PW	5.00% :	72,672.24
PW	7.00% :	66,237.43
PW	10.00% :	57,640.11
PW	15.00% :	45,723.64
PW	20.00% :	36,275.16
PW	25.00% :	28,782.10

Date : 01/24/2011 1:28:32PM

ECONOMIC SUMMARY PROJECTION

Probable Behind Pipe Rsv Class & Category

Project Name : Updated Interest
Partner : Lexaria Corp
Case Type : REPORT BREAK TOTAL CASE

As Of Date : 11/01/2010
Discount Rate (%) : 10.00
Custom Selection

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue ($)	Gas Revenue ($)	Misc. Revenue ($)
2010	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2011	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2012	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	3.14	0.00	0.65	0.00	81.47	0.00	53,209.94	0.00	0.00
2015	4.82	0.00	1.00	0.00	81.47	0.00	81,679.66	0.00	0.00
2016	0.77	0.00	0.16	0.00	81.47	0.00	12,999.12	0.00	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	8.73	0.00	1.82	0.00	81.47	0.00	147,888.71	0.00	0.00
Ult	8.73	0.00							

Year	Well Count	Net Tax Production ($)	Net Tax AdValorem ($)	Net Investment ($)	Net Lease Costs ($)	Net Well Costs ($)	Other Costs ($)	Net Profits ($)	Annual Cash Flow ($)	Cum Disc. Cash Flow ($)
2010	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2011	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2012	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	1.00	3,221.33	1,064.20	25,600.00	0.00	5,632.17	0.00	0.00	17,692.24	11,500.25
2015	1.00	4,944.89	1,633.59	0.00	0.00	9,400.32	0.00	0.00	65,700.85	52,753.11
2016	1.00	786.97	259.98	2,121.60	0.00	1,584.97	0.00	0.00	8,245.60	57,640.11
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		8,953.19	2,957.77	27,721.60	0.00	16,617.45	0.00	0.00	91,638.69	57,640.11

Disc. Initial Invest. ($) : 19,163.43
ROInvestment (disc/undisc) : 4.01 / 4.31
Years to Payout : 3.95
Internal ROR (%) : 279.26

Present Worth Profile ($)

PW	5.00% :	72,672.24
PW	7.00% :	66,237.43
PW	10.00% :	57,640.11
PW	15.00% :	45,723.64
PW	20.00% :	36,275.16
PW	25.00% :	28,782.10

Date : 01/24/2011 1:28:32PM

ECONOMIC SUMMARY PROJECTION

Total

Project Name : Updated Interest
Partner : Lexaria Corp
Case Type : GRAND TOTAL CASE

As Of Date : 11/01/2010
Discount Rate (%) : 10.00
Custom Selection

Cum Oil (Mbbl) : **84.44**
Cum Gas (MMcf) : **112.82**

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue ($)	Gas Revenue ($)	Misc. Revenue ($)
2010	23.28	0.00	5.87	0.00	81.47	0.00	478,487.81	0.00	0.00
2011	250.08	0.00	56.41	0.00	81.47	0.00	4,596,020.92	0.00	0.00
2012	197.07	25.87	42.16	5.38	81.47	4.50	3,434,468.85	24,213.34	0.00
2013	70.41	22.73	14.65	4.73	81.47	4.50	1,193,300.90	21,276.62	0.00
2014	10.10	6.49	2.10	1.35	81.47	4.50	171,255.52	6,071.89	0.00
2015	9.68	0.00	2.01	0.00	81.47	0.00	164,032.89	0.00	0.00
2016	5.21	0.00	1.08	0.00	81.47	0.00	88,261.74	0.00	0.00
2017	4.05	0.00	0.84	0.00	81.47	0.00	68,634.37	0.00	0.00
2018	3.72	0.00	0.77	0.00	81.47	0.00	62,963.14	0.00	0.00
2019	3.42	0.00	0.71	0.00	81.47	0.00	57,926.95	0.00	0.00
2020	3.16	0.00	0.66	0.00	81.47	0.00	53,577.90	0.00	0.00
2021	0.86	0.00	0.18	0.00	81.47	0.00	14,629.29	0.00	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**581.05**	**55.08**	**127.45**	**11.46**	**81.47**	**4.50**	**10,383,560.28**	**51,561.86**	**0.00**
Ult	**665.49**	**167.90**							

Year	Well Count	Net Tax Production ($)	Net Tax AdValorem ($)	Net Investment ($)	Net Lease Costs ($)	Net Well Costs ($)	Other Costs ($)	Net Profits ($)	Annual Cash Flow ($)	Cum Disc. Cash Flow ($)
2010	5.00	28,967.69	9,569.76	32,456.80	0.00	32,236.36	0.00	0.00	375,257.21	371,715.74
2011	9.00	278,243.46	91,920.42	803,584.64	0.00	337,875.19	0.00	0.00	3,084,397.22	3,236,131.30
2012	9.00	209,402.71	69,173.64	2,400.00	0.00	380,462.49	0.00	0.00	2,797,243.34	5,613,884.35
2013	9.00	73,542.77	24,291.55	9,139.20	0.00	211,306.71	0.00	0.00	896,297.29	6,313,295.33
2014	2.00	10,738.88	3,546.55	28,646.40	0.00	67,862.14	0.00	0.00	66,533.44	6,358,990.48
2015	2.00	9,930.56	3,280.66	0.00	0.00	54,727.49	0.00	0.00	96,094.18	6,419,339.82
2016	2.00	5,343.37	1,765.23	2,121.60	0.00	46,912.14	0.00	0.00	32,119.40	6,437,803.31
2017	1.00	4,155.13	1,372.69	0.00	0.00	45,327.17	0.00	0.00	17,779.39	6,446,951.74
2018	1.00	3,811.79	1,259.26	0.00	0.00	45,327.17	0.00	0.00	12,564.92	6,452,804.66
2019	1.00	3,506.90	1,158.54	0.00	0.00	45,327.17	0.00	0.00	7,934.34	6,456,151.97
2020	1.00	3,243.61	1,071.56	0.00	0.00	45,327.17	0.00	0.00	3,935.56	6,457,659.62
2021	0.00	885.66	292.59	1,523.20	0.00	12,890.79	0.00	0.00	-962.94	6,457,324.24
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**631,772.53**	**208,702.44**	**879,871.84**	**0.00**	**1,325,581.98**	**0.00**	**0.00**	**7,389,193.34**	**6,457,324.24**

Disc. Initial Invest. ($) :	834,875.60
ROInvestment (disc/undisc) :	8.73 / 9.40
Years to Payout :	0.29
Internal ROR (%) :	>1000

Present Worth Profile ($)

PW	**5.00% :**	**6,900,003.42**
PW	**7.00% :**	**6,717,718.32**
PW	**10.00% :**	**6,457,324.24**
PW	**15.00% :**	**6,055,079.30**
PW	**20.00% :**	**5,688,270.74**
PW	**25.00% :**	**5,352,734.83**

Case Name: PP F 12-1
Well:
Reservoir: 2,800 Ft. Sand

Field: Belmont
Oper: Griffin & Griffin Expl, LLC
Location: Sec. 41, T2N - 4W



Oil (bbl/day)
Water Cut (%)
100
10
1
10
1
.1
Water Cut
Oil
06
07
08
09
10
11
12
13
14
15
16
17
18
19
20

Oil Rem: 28.77 Mbbl
Gas Rem: 0.00 MMcf
Class & Cat: Proved Producing

Oil Init Qi: 3.098Mbbl/mo
Oil Init Decl: 43 %
Oil Bfact: 0.450

Case Name: PP F 12-3
Well:
Reservoir: 2,800 Ft. Sand

Field: Belmont
Oper: Griffin & Griffin Expl, LLC
Location: Sec. 41, T2N - 4W



Oil (bbl/day)
Water Cut (%)
Water Cut
Oil
100
10
1
10
1
.1
06
08
10
12
14
16
18
20
22
24
26
28

Oil Rem: 50.98 Mbbl
Gas Rem: 0.00 MMcf
Class & Cat: Proved Producing

Oil Init Qi: 0.850Mbbl/mo
Oil Init Decl: 12 %
Oil Bfact: 0.400

Case Name: PP F 12-4
Well:
Reservoir: 2,800 Ft. Sand

Field: Belmont
Oper: Griffin & Griffin Expl, LLC
Location: Sec. 41, T2N - 4W



Oil (bbl/day)
100
10
1
Oil
06
07
08
09
10
11
12
13
14
15
16
17
18
19

Oil Rem: 82.10 Mbbl
Gas Rem: 0.00 MMcf
Class & Cat: Proved Producing

Oil Init Qi: 6.083Mbbl/mo
Oil Init Decl: 70 %
Oil Bfact: 0.450

Case Name: PP F-12-5
Well:
Reservoir: 2,800 Ft. Sand

Field: Belmont
Oper: Griffin & Griffin Expl, LLC
Location: Sec. 41, T2N - 4W


Oil (bbl/day)
100
10
1
Oil
06
07
08
09
10
11
12
13
14
15
16
17
18
19

Oil Rem: 82.10 Mbbl
Gas Rem: 0.00 MMcf
Class & Cat: Proved Shut-In

Oil Init Qi: 6.083Mbbl/mo
Oil Init Decl: 70 %
Oil Bfact: 0.450

Case Name: PP F-12-6
Well:
Reservoir: 2,800 Ft. Sand

Field: Belmont
Oper: Griffin & Griffin Expl, LLC
Location: Sec. 41, T2N - 4W


Oil (bbl/day)
100
10
1
Oil
06
07
08
09
10
11
12
13
14
15
16
17
18
19

Oil Rem: 82.10 Mbbl
Gas Rem: 0.00 MMcf
Class & Cat: Proved Undeveloped

Oil Init Qi: 6.083Mbbl/mo
Oil Init Decl: 70 %
Oil Bfact: 0.450

Case Name: PP F-12-7
Well:
Reservoir: 2,800 Ft. Sand

Field: Belmont
Oper: Griffin & Griffin Expl, LLC
Location: Sec. 41, T2N - 4W


Oil (bbl/day)
100
10
1
Oil
06
07
08
09
10
11
12
13
14
15
16
17
18
19

Oil Rem: 82.10 Mbbl
Gas Rem: 0.00 MMcf
Class & Cat: Proved Undeveloped

Oil Init Qi: 6.083Mbbl/mo
Oil Init Decl: 70 %
Oil Bfact: 0.450

Case Name: PP F-12-8
Well:
Reservoir: 2,800 Ft. Sand

Field: Belmont
Oper: Griffin & Griffin Expl, LLC
Location: Sec. 41, T2N - 4W



Oil (bbl/day)
100
10
1
Oil
06
07
08
09
10
11
12
13
14
15
16
17
18
19

Oil Rem: 82.10 Mbbl
Gas Rem: 0.00 MMcf
Class & Cat: Proved Undeveloped

Oil Init Qi: 6.083Mbbl/mo
Oil Init Decl: 70 %
Oil Bfact: 0.450

Case Name: PP F-12-9
Well:
Reservoir: 2,800 Ft. Sand

Field: Belmont
Oper: Griffin & Griffin Expl, LLC
Location: Sec. 41, T2N - 4W



Oil (bbl/day)
100
10
1
Oil
06
07
08
09
10
11
12
13
14
15
16
17
18
19

Oil Rem: 82.10 Mbbl
Gas Rem: 0.00 MMcf
Class & Cat: Proved Undeveloped

Oil Init Qi: 6.083Mbbl/mo
Oil Init Decl: 70 %
Oil Bfact: 0.450

Case Name: PP F 39
Well: No. 1
Reservoir: Frio Sand (2,800 Ft. Sand)

Field: Artonish, E.
Oper: Griffin & Griffin Expl, LLC
Location: Sec. 6, T2N-R5W



Gas (Mcf/day)
Water (bbl/day)
100
10
1
Water
Gas
06
07
08
09
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25

Gas Rem: 55.08 MMcf
Oil Rem: 0.00 Mbbl
Class & Cat: Probable Shut-In

Gas Init Qi: 2.404MMcf/mo
Gas Init Decl: 15 %
Gas Bfact: 0.001

Case Name: PP F 39 PBP 1
Well: No. 1
Reservoir: Frio Oil Sand

Field: Artonish, E.
Oper: Griffin & Griffin Expl, LLC
Location: Sec. 6, T2N-R5W



Oil (bbl/day)
10
1
.1
Oil
06
08
10
12
14
16
18
20
22
24
26
28
30
32
34

Oil Rem: 8.73 Mbbl
Gas Rem: 0.00 MMcf
Class & Cat: Probable Behind Pipe

Oil Init Qi: 0.450Mbbl/mo
Oil Init Decl: 10 %
Oil Bfact: 0.001

G & G Production, LLC
Petit Bois Office Park
1904 Lakeland Drive, Ste F
Jackson, MS 39216
(601)713-1146

Settlement Statement

Lexaria Corporation
Attn: Bal Bhullar
Suite 950-1130 West Pender Street
Vancouver, BC V6E 4A4

Account: L00010

Date: 10/11/2010

Summary by AFE Project:

Property#	AFE#	Description	Unpaid Bal Fwd	Expense	Pre-Pmts Applied	You Owe	Pre-Pmts Bal Remain
PP1202	124	PPF 12-2		29,756.63	29,756.63		173,540.65
PP1204	3	PPF 12-4					(24,666.07)
PP1204	147	PPF 12-4		19,005.80	19,005.80		209,371.65
PP1205	144	PPF 12-5	1,024.00	7,808.67		8,832.67	0.00
PPF029	1	PPF029		1,111.13	1,111.13		18,649.87
		Project Totals:	**1,024.00**	**57,682.23**	**49,873.56**	**8,832.67**	**376,896.10**

Summary by Property:

Property#	Description	Net Income	Expense	You Owe	Ck# Written to YOU for
BRF033	Buffalo River Frio-33		189.12	189.12	
FAUS01			149.75	149.75	
PP1203	Palmetto Point 12-3	7,112.16	4,525.37		2,586.79
PPF012	Palmetto Point Frio-12	26,278.61	5,430.17		20,848.44
PPF029	PALMETTO POINT FRIO-29		32.73	32.73	
PPF036	Palmetto Point Frio-36		42.38	42.38	
PPF039	Palmetto Point Frio-39		150.71	150.71	
PPF040	Palmetto Point Frio-40		235.15	235.15	
PPF042	Palmetto Point Frio-42		193.14	193.14	
PPF06B	Palmetto Point Frio-6B		25.59	25.59	
PPF118	Palmetto Point Frio-118		234.50	234.50	
PPF362	Palmetto Pt F36-2		247.28	247.28	
PPF52A	Palmetto Point Frio-52A		801.20	801.20	
US3914	USA-Crosby Mineral Res.-39-14		193.58	193.58	
	Deduct to pay what you owe			(2,495.13)	(2,495.13)
	Totals:	**33,390.77**	**12,450.67**	**0.00**	**20,940.10**

Total Owed from AFE Projects and Summary by Property: 8,832.67

PLEASE PAY THIS AMOUNT ---------------------^

For Inquiries about your account, please call 601-713-1146.

Owner#:	Check#/Date	Gross Revenue:	Working	Royalty	Deductions	Withholding	Pmt Amount
L00010		Check Totals:	35,544.33		14,604.23		20,940.10
	10/11/2010	2010 Totals:	283,660.25		120,543.51		163,116.74

Property: (BRF033) Buffalo River Frio-33 State: MS

Expenses:

Reference	Description	Deck/AFE	Invoice Amt	Total	Your Share
Operating Costs					
Insurance					
218635	Ross & Yerger Insurance	DEFIC	128.24	128.24	64.12
Legal & Title					
08152010	Foster Creek Corp	DEFIC	250.00	250.00	125.00
	Total Operating Costs			**378.24**	**189.12**

Property Summary:		Wrk Interest	Expenses
BRF033	Buffalo River Frio-33	0.50000000	189.12

Property: (FAUS01)

Expenses:

Reference	Description	Deck/AFE	Invoice Amt	Total	Your Share
Operating Costs					
Insurance					
218635	Ross & Yerger Insurance	DEFIC	233.99	233.99	149.75
	Total Operating Costs			**233.99**	**149.75**

Property Summary:	Wrk Interest	Expenses
FAUS01	0.64000000	149.75

Property: (PP1202) Palmetto Point 12-2 State: MS

Reference	Description	Deck/AFE	Invoice Amt	Total	Your Share
AFE: 124-1					
Intangible Drilling Costs					
Cementing & Services					
9611	Armadillo Services, Inc.	DRLING	3,558.43	3,558.43	2,277.40
Roads, Location & Restoration					
PPF 12-2	Daniel Vines Dozer	DRLING	2,568.00	2,568.00	1,643.52
Welding					
2213	J's Welding	DRLING	337.05	337.05	215.71
Genset					
5350	Powerlights & Equipment, Inc.	DRLING	2,012.00	2,012.00	1,287.68
Trucking & Crane to MI,Ru & MO					
4 INVOICES	R & R Rental & Hotshot Service, Inc.	DRLING	2,355.78	2,355.78	1,507.70
Insurance					
218635	Ross & Yerger Insurance	DRLING	6,028.29	6,028.29	3,858.10
Fuel,Water,Power & Bits					
21598	Elkins Electric Corp of MS	DRLING	252.70		
4868	Rayborn Drilling, Inc.	DRLING	267.50		
53274	Kaiser Enterprises	DRLING	6,251.50		
107011	Kaiser Enterprises	DRLING	1,627.75	8,399.45	5,375.65
Administrative Overhead					
1175	Griffin & Griffin Exploration, LLC	DRLING	4,226.50	4,226.50	2,704.96
Wireline Service					
9092265257	Schlumberger Well Services	DRLING	10,818.70	10,818.70	6,923.97
Trucking-Vacuum					
37193	L. J. Denny & Son Trucking Co.. Inc.	DRLING	500.00		
810	William L. Thomas	DRLING	315.00	815.00	521.60
Miscellangeous Intangibles					
72	B & B Oil Properties / food	DRLING	555.35		
72	B & B Oil Properties / fuel & misc supplies	DRLING	143.96		
74	Bob Boyette / food for workers	DRLING	48.27		

Palmetto Point 12-2 (Continued)

Reference	Description	Deck/AFE	Invoice Amt	Total	Your Share
AFE: 124-1	**(Continued)**				
74	Bob Boyette / supplies for job site	DRLING	112.13	859.71	550.22
	Total Intangible Drilling Costs			**41,978.91**	**26,866.51**
AFE: 124-2					
	Tangible Drilling Costs				
	Surface Casing				
4692	Miss-Lou Pipe & Equipment, LLC	DRLING	4,515.82	4,515.82	2,890.12
	Total Tangible Drilling Costs			**4,515.82**	**2,890.12**
	Total Expenses for Property			**46,494.73**	**29,756.63**
Billing Summary by Deck/AFE	Drilling	124-1	0.64000000	41,978.91	26,866.51
	Tangiable-DR	124-2	0.64000000	4,515.82	2,890.12

Property Summary:		Wrk Interest	Expenses
PP1202	Palmetto Point 12-2	0.64000000	29,756.63

Property: (PP1203) Palmetto Point 12-3 State: MS

Revenue:

Prd Date	Prod	Price Per	Volume/Share	Description	Property Amt	Your Share
08/2010	OIL	$/BBL:74.81	486.50 /101.21	Oil Sales:	36,393.46	7,570.86
	Wrk NRI:	0.20802815		Oil Production Tax:	2,183.61-	454.25-
				Oil Mineral Tax:	21.41-	4.45-
				Net Income:	34,188.44	7,112.16
08/2010	OIL		/0.00	Oil Sales:	0.00	0.00
	Wrk NRI:	0.20802815		Net Income:	0.00	0.00
		Total Revenue for Property				**7,112.16**

Expenses:

Reference	Description	Deck/AFE	Invoice Amt	Total	Your Share
	Operating Costs				
	Pumper / Gauger				
1185	Griffin & Griffin Exploration, LLC		2,000.90	2,000.90	544.24
	Administrative Overhead				
1187	Griffin & Griffin Exploration, LLC		802.50	802.50	218.28
	Chemical & Solvents				
193587	X Chem		475.80		
194020	X Chem		1,038.26	1,514.06	411.81
	Insurance				
218988	Ross & Yerger Insurance / MDOT Performance Bond under Hwu 24W near Ft Adams		62.50		
218635	Ross & Yerger Insurance	DEFIC	122.44	184.94	56.18
	Roads & Location				
1523	Thibodaux Lumber Co., LLC	DEFIC	8,200.00	8,200.00	2,624.00
	Chart Integration				
829034	Southern Flow Companies, Inc.		25.89	25.89	7.04
	Legal & Title				
20100801GGP	Robert L. Smith & Associates		2,440.52	2,440.52	663.82
	Total Operating Costs			**15,168.81**	**4,525.37**
Billing Summary by Deck/AFE			0.27200000	6,846.37	1,862.19
	Deficit Deck	DEFIC	0.32000000	8,322.44	2,663.18

Property Summary:		Net Rev Int	Wrk Interest	WI Revenue	Expenses	Net Cash
PP1203	Palmetto Point 12-3	0.20802815	multiple	7,112.16	4,525.37	2,586.79

Property: (PP1204) Palmetto Point 12-4 State: MS

Reference	Description	Deck/AFE	Invoice Amt	Total	Your Share
AFE: 147-1					
Intangible Drilling Costs					
Cementing & Services					
9611	Armadillo Services, Inc.	DRLING	3,558.44		
9616	Armadillo Services, Inc.	DRLING	7,497.73	11,056.17	7,075.94
Welding					
2213	J's Welding	DRLING	337.05	337.05	215.71
Trucking & Crane to MI,Ru & MO					
4 INVOICES	R & R Rental & Hotshot Service, Inc.	DRLING	2,355.78	2,355.78	1,507.70
Insurance					
218635	Ross & Yerger Insurance	DRLING	6,028.29	6,028.29	3,858.11
Fuel,Water,Power & Bits					
21598	Elkins Electric Corp of MS	DRLING	252.70		
4868	Rayborn Drilling, Inc.	DRLING	267.50		
107011	Kaiser Enterprises	DRLING	4,883.25	5,403.45	3,458.21
	Total Intangible Drilling Costs			**25,180.74**	**16,115.67**
AFE: 147-2					
Tangible Drilling Costs					
Surface Casing					
4692	Miss-Lou Pipe & Equipment, LLC	DRLING	4,515.83	4,515.83	2,890.13
	Total Tangible Drilling Costs			**4,515.83**	**2,890.13**
	Total Expenses for Property			**29,696.57**	**19,005.80**
Billing Summary by Deck/AFE	Drilling	147-1	0.64000000	25,180.74	16,115.67
	Tangiable-DR	147-2	0.64000000	4,515.83	2,890.13

Property Summary:		Wrk Interest	Expenses
PP1204	Palmetto Point 12-4	0.64000000	19,005.80

Property: (PP1205) Palmetto Point 12-5 State: MS

Reference	Description	Deck/AFE	Invoice Amt	Total	Your Share
AFE: 144-1					
Intangible Drilling Costs					
Trucking & Crane to MI,Ru & MO					
4 INVOICES	R & R Rental & Hotshot Service, Inc.	DRLING	2,355.79	2,355.79	1,507.71
Fuel,Water,Power & Bits					
21598	Elkins Electric Corp of MS	DRLING	252.70		
4868	Rayborn Drilling, Inc.	DRLING	267.50	520.20	332.93
Miscellaneous Intangibles					
4693	Miss-Lou Pipe & Equipment, LLC	DRLING	2,810.04	2,810.04	1,798.43
	Total Intangible Drilling Costs			**5,686.03**	**3,639.07**
AFE: 144-2					
Tangible Drilling Costs					
Surface Casing					
4693	Miss-Lou Pipe & Equipment, LLC	DRLING	6,515.00	6,515.00	4,169.60
	Total Tangible Drilling Costs			**6,515.00**	**4,169.60**
	Total Expenses for Property			**12,201.03**	**7,808.67**
Billing Summary by Deck/AFE	Drilling	144-1	0.64000000	5,686.03	3,639.07
	Tangiable-DR	144-2	0.64000000	6,515.00	4,169.60

Property Summary:		Wrk Interest	Expenses
PP1205	Palmetto Point 12-5	0.64000000	7,808.67

From: G & G Production, LLC
To: Lexaria Corporation

For Checks Dated 10/11/2010 and For Billing Dated 08/31/2010
Account: L00010 Page 5

Property: (PPF012) Palmetto Point Frio-12 State: MS

Revenue:

Prd Date	Prod	Price Per	Volume/Share	Description	Property Amt	Your Share
08/2010	OIL	$/BBL:80.61	498.90 /103.79	Oil Sales:	40,217.69	8,366.42
	Wrk NRI:	0.20802815		Oil Production Tax:	2,413.06-	501.99-
				Oil Mineral Tax:	21.95-	4.57-
				Net Income:	37,782.68	7,859.86
08/2010	OIL	$/BBL:77.13	642.85 /133.73	Oil Sales:	49,582.29	10,314.52
	Wrk NRI:	0.20802815		Oil Production Tax:	2,974.94-	618.87-
				Oil Mineral Tax:	28.29-	5.88-
				Net Income:	46,579.06	9,689.77
08/2010	OIL	$/BBL:74.81	1,797.56 /373.94	Oil Sales:	134,469.54	27,973.45
	Wrk NRI:	0.20802815		Oil Production Tax:	8,068.17-	1,678.40-
				Oil Mineral Tax:	79.09-	16.45-
				Net Income:	126,322.28	26,278.60
08/2010	OIL	$/BBL:78.65	1,141.75-/237.52-	Oil Sales:	89,799.98-	18,680.92-
	Wrk NRI:	0.20802815		Oil Production Tax:	5,388.00	1,120.85
				Oil Mineral Tax:	50.24	10.45
				Net Income:	84,361.74-	17,549.62-

Total Revenue for Property 26,278.61

Expenses:

Reference	Description	Deck/AFE	Invoice Amt	Total	Your Share
Operating Costs					
Pumper / Gauger					
1185	Griffin & Griffin Exploration, LLC		2,000.90	2,000.90	544.24
Administrative Overhead					
1187	Griffin & Griffin Exploration, LLC		802.50	802.50	218.28
Chemical & Solvents					
193587	X Chem		475.81		
194020	X Chem		1,038.27	1,514.08	411.82
Insurance					
218635	Ross & Yerger Insurance		133.79		
218988	Ross & Yerger Insurance / MDOT Performance Bond under Hwu 24W near Ft Adams		62.50	196.29	53.39
Roads & Location					
1523	Thibodaux Lumber Co., LLC		8,200.00		
BUSHHOG	Buddy Ashley / bush hog locations		350.00	8,550.00	2,325.60
Compression					
5395	COMPRESSOR & ENGINE SERVICE LLC		4,419.00	4,419.00	1,201.97
Chart Integration					
829034	Southern Flow Companies, Inc.		25.90		
829035	Southern Flow Companies, Inc.		14.77	40.67	11.05
Legal & Title					
20100801GGP	Robert L. Smith & Associates		2,440.53	2,440.53	663.82
	Total Operating Costs			**19,963.97**	**5,430.17**

Property Summary:		Net Rev Int	Wrk Interest	WI Revenue	Expenses	Net Cash
PPF012	Palmetto Point Frio-	0.20802815	0.27200000	26,278.61	5,430.17	20,848.44

Property: (PPF029) PALMETTO POINT FRIO-29 State: MS

Reference	Description	Deck/AFE	Invoice Amt	Total	Your Share
AFE: 1-1					
Intangible Completion Costs					
Roads & Location					
17857	R W Delaney Construction, Inc.	RECOMP	4,176.22	4,176.22	1,002.29
Insurance					
218635	Ross & Yerger Insurance	RECOMP	453.52	453.52	108.84
	Total Intangible Completion Costs			**4,629.74**	**1,111.13**
Expenses:					
Operating Costs					
Insurance					
218635	Ross & Yerger Insurance	DEFICI	136.39	136.39	32.73
	Total Operating Costs			**136.39**	**32.73**
	Total Expenses for Property			**4,766.13**	**1,143.86**

Billing Summary by Deck/AFE		Deck/AFE	Interest	Total	Your Share
Billing Summary by Deck/AFE	Recomp.PPF29	1-1	0.24000000	4,629.74	1,111.13
		DEFICI	0.24000000	136.39	32.73

Property Summary:		Wrk Interest	Expenses
PPF029	PALMETTO POINT	0.24000000	1,143.86

Property: (PPF036) Palmetto Point Frio-36 State: MS

Expenses:

Reference	Description	Deck/AFE	Invoice Amt	Total	Your Share
Operating Costs					
Insurance					
218635	Ross & Yerger Insurance	DEFIC	132.45	132.45	42.38
	Total Operating Costs			**132.45**	**42.38**

Property Summary:		Wrk Interest	Expenses
PPF036	Palmetto Point Frio-	0.32000000	42.38

Property: (PPF039) Palmetto Point Frio-39 State: MS

Expenses:

Reference	Description	Deck/AFE	Invoice Amt	Total	Your Share
Operating Costs					
Insurance					
218635	Ross & Yerger Insurance	DEFICI	129.29	129.29	41.37
Roads & Location					
08142010	Daniel Vines Dozer	DEFICI	225.00		
BUSHHOG	Buddy Ashley / bush hog locations	DEFICI	116.68	341.68	109.34
	Total Operating Costs			**470.97**	**150.71**

Property Summary:		Wrk Interest	Expenses
PPF039	Palmetto Point Frio-	0.32000000	150.71

Property: (PPF040) Palmetto Point Frio-40 State: MS

Palmetto Point Frio-40 (Continued)

Expenses:

Reference	Description	Deck/AFE	Invoice Amt	Total	Your Share
Operating Costs					
Insurance					
218635	Ross & Yerger Insurance		128.64	128.64	64.32
Roads & Location					
08142010	Daniel Vines Dozer		225.00		
BUSHHOG	Buddy Ashley / bush hog locations		116.66	341.66	170.83
	Total Operating Costs			**470.30**	**235.15**

Property Summary:		Wrk Interest	Expenses
PPF040	Palmetto Point Frio-	0.50000000	235.15

Property: (PPF042) Palmetto Point Frio-42 State: MS

Expenses:

Reference	Description	Deck/AFE	Invoice Amt	Total	Your Share
Operating Costs					
Insurance					
218635	Ross & Yerger Insurance	DEFICI	107.56	107.56	34.42
Roads & Location					
PPF-42	Daniel Vines Dozer / grade road, remove debris around well head	DEFICI	321.00		
BUSHHOG	Buddy Ashley / bush hog locations	DEFICI	175.00	496.00	158.72
	Total Operating Costs			**603.56**	**193.14**

Property Summary:		Wrk Interest	Expenses
PPF042	Palmetto Point Frio-	0.32000000	193.14

Property: (PPF06B) Palmetto Point Frio-6B State: MS

Expenses:

Reference	Description	Deck/AFE	Invoice Amt	Total	Your Share
Operating Costs					
Insurance					
218635	Ross & Yerger Insurance	DEFIC	79.97	79.97	25.59
	Total Operating Costs			**79.97**	**25.59**

Property Summary:		Wrk Interest	Expenses
PPF06B	Palmetto Point Frio-	0.32000000	25.59

Property: (PPF118) Palmetto Point Frio-118 State: MS

Expenses:

Reference	Description	Deck/AFE	Invoice Amt	Total	Your Share
Operating Costs					
Insurance					
218635	Ross & Yerger Insurance		127.34	127.34	63.67
Roads & Location					
08142010	Daniel Vines Dozer		225.00		
BUSHHOG	Buddy Ashley / bush hog locations		116.66	341.66	170.83
	Total Operating Costs			**469.00**	**234.50**

Property Summary:		Wrk Interest	Expenses
PPF118	Palmetto Point Frio-	0.50000000	234.50

Property: (PPF362) Palmetto Pt F36-2 State: MS

Expenses:

Reference	Description	Deck/AFE	Invoice Amt	Total	Your Share
Operating Costs					
Insurance					
218635	Ross & Yerger Insurance	DEFIC	116.24	116.24	37.20
Roads & Location					
PPF-36-2	Daniel Vines Dozer / grade & open roads up	DEFIC	481.50		
BUSHHOG	Buddy Ashley / bush hog locations	DEFIC	175.00	656.50	210.08
	Total Operating Costs			**772.74**	**247.28**

Property Summary:		Wrk Interest	Expenses
PPF362	Palmetto Pt F36-2	0.32000000	247.28

Property: (PPF52A) Palmetto Point Frio-52A State: MS

Expenses:

Reference	Description	Deck/AFE	Invoice Amt	Total	Your Share
Operating Costs					
Insurance					
218635	Ross & Yerger Insurance	DEFIC	127.06	127.06	40.66
Salt Water Disposal					
91070	Redco	DEFIC	943.75		
91072	Redco	DEFIC	914.85		
91289	Redco	DEFIC	518.09	2,376.69	760.54
	Total Operating Costs			**2,503.75**	**801.20**

Property Summary:		Wrk Interest	Expenses
PPF52A	Palmetto Point Frio-	0.32000000	801.20

Property: (US3914) USA-Crosby Mineral Res.-39-14 State: MS

Expenses:

Reference	Description	Deck/AFE	Invoice Amt	Total	Your Share
Operating Costs					
Insurance					
218635	Ross & Yerger Insurance	DEFIC	108.49	108.49	58.58
Legal & Title					
08152010	Foster Creek Corp	DEFIC	250.00	250.00	135.00
	Total Operating Costs			**358.49**	**193.58**

Property Summary:		Wrk Interest	Expenses
US3914	USA-Crosby Mineral	0.54000000	193.58

Gross Expenses and Costs
Phase I Drilling Program
As of 10/31/2010

API	Well Name	Category	Lease Operating Expense	Work-over Cost	Drilling Cost	Plugging & Restoration Cost
23157219660000	PP F-12-1	PDP	$13,887	---	---	$5,600
23157219850100	PP F-12-3	PDP	$13,887	---	---	$5,600
23157219940100	PP F-12-4	PDP	$13,887	---	---	$5,600
23157219680000	PP F-29	PDP	$2,880	---	---	$6,400
23157220080000	PP F-12-5	PD - SI	$13,887	$81,142	---	$5,600
---	PP F-12-6	PUD	$13,887	---	$687,123	$5,600
---	PP F-12-7	PUD	$13,887	---	$687,123	$5,600
---	PP F-12-8	PUD	$13,887	---	$568,478	$5,600
---	PP F-12-9	PUD	$13,887	---	$568,478	$5,600
23157219540000	PP F-39	PROB - SI	$2,880	$7,500	---	$5,600
23157219540000	PP F-39	PROB - BP	$2,880	$80,000	---	$7,800

G & G Production, LLC
Authority For Expenditure Budget Comparison

Account	Description	Budget	Actual	Difference	Pct Spent

AFE # 1 - Property # PPF029 - PPF029
Recompletion of PPF029

Stage: 1 - Recomp.PPF29

Intangible Completion Costs

Account	Description	Budget	Actual	Difference	Pct Spent
9301	Completion Rig	13,500.00	18,590.19	5,090.19	137.71
9304	Trucking/Crane-MU,RU & MO	7,000.00	406.60	6,593.40-	5.81
9305	Completion Overhead	1,300.00	0.00	1,300.00-	0.00
9307	Surveys / Permits / Bonds	100.00	0.00	100.00-	0.00
9309	Mud / Chemicals / Water	500.00	0.00	500.00-	0.00
9311	Roads & Location	10,000.00	12,964.59	2,964.59	129.65
9312	Equipment Rental	5,000.00	2,982.43	2,017.57-	59.65
9313	Trucking-Vaccum Service	3,000.00	5,433.70	2,433.70	181.12
9315	Transportation	1,000.00	272.85	727.15-	27.29
9320	Insurance	0.00	453.52	453.52	0.00
9325	Welding	0.00	3,322.35	3,322.35	0.00
9326	Wireline Service	10,000.00	0.00	10,000.00-	0.00
9330	Contingency,Misc	6,000.00	8,373.25	2,373.25	139.55
9331	Gravel Pack	22,000.00	30,302.03	8,302.03	137.74
9332	Well Supervision	3,000.00	4,140.90	1,140.90	138.03
	Total - ICC	**82,400.00**	**87,242.41**	**4,842.41**	**105.88**
	Total - AFE # 1	**82,400.00**	**87,242.41**	**4,842.41**	**105.88**

AFE # 3 - Property # PP1204 - PPF 12-4
Horizontial Well

Stage: 1 - Drilling

Intangible Drilling Costs

Account	Description	Budget	Actual	Difference	Pct Spent
9202	Drilling - Daywork	80,500.00	0.00	80,500.00-	0.00
9206	Engineering Supervising	8,000.00	0.00	8,000.00-	0.00
9207	Surveys / Permits / Bonds	5,000.00	0.00	5,000.00-	0.00
9208	Cementing & Services	4,500.00	0.00	4,500.00-	0.00
9209	Drilling Mud & Chemicals	48,300.00	0.00	48,300.00-	0.00
9210	Reserve Pit	1,000.00	0.00	1,000.00-	0.00
9212	Equipment Rental	75,900.00	0.00	75,900.00-	0.00
9213	Welding	3,000.00	0.00	3,000.00-	0.00
9214	Genset	2,700.00	0.00	2,700.00-	0.00
9216	Geological/Logging Consulting	2,400.00	0.00	2,400.00-	0.00
9218	Crew Quarters	2,400.00	0.00	2,400.00-	0.00
9219	Trucking & Crane to MI,Ru &	23,000.00	0.00	23,000.00-	0.00
9220	Insurance	5,000.00	0.00	5,000.00-	0.00
9221	Roustabout Services	2,000.00	0.00	2,000.00-	0.00
9222	Legal Services	5,000.00	0.00	5,000.00-	0.00
9223	Fuel,Water,Power & Bits	30,000.00	0.00	30,000.00-	0.00
9224	Administrative Overhead	4,200.00	0.00	4,200.00-	0.00
9230	Trucking-Vacuum	6,000.00	0.00	6,000.00-	0.00
9298	Miscellangeous Intangibles	30,120.00	0.00	30,120.00-	0.00
9299	Plug and Abandon	3,500.00	0.00	3,500.00-	0.00
	Total - IDC	**342,520.00**	**0.00**	**342,520.00-**	**0.00**
	Total of Stage 1	**342,520.00**	**0.00**	**342,520.00-**	**0.00**

Account	Description	Budget	Actual	Difference	Pct Spent
Stage: 2 - Tangiable-DR					
Tangible Drilling Costs					
9401	Surface Casing	5,000.00	0.00	5,000.00-	0.00
9404	Wellhead Equipment	5,250.00	0.00	5,250.00-	0.00
9412	Slotted Liner	75,000.00	0.00	75,000.00-	0.00
9490	Tangable Drilling Cost-Misc	8,525.00	0.00	8,525.00-	0.00
	Total - TAN DC	**93,775.00**	**0.00**	**93,775.00-**	**0.00**
	Total of Stage 2	**93,775.00**	**0.00**	**93,775.00-**	**0.00**
Stage: 3 - Completion					
Intangible Completion Costs					
9301	Completion Rig	16,000.00	0.00	16,000.00-	0.00
9302	Drilling Rig	69,000.00	0.00	69,000.00-	0.00
9304	Trucking/Crane-MU,RU & MO	10,000.00	0.00	10,000.00-	0.00
9305	Completion Overhead	4,200.00	0.00	4,200.00-	0.00
9308	Cementing & Services	18,000.00	0.00	18,000.00-	0.00
9312	Equipment Rental	111,400.00	0.00	111,400.00-	0.00
9313	Trucking-Vaccum Service	5,000.00	0.00	5,000.00-	0.00
9318	Casing Crew / Tools	20,000.00	0.00	20,000.00-	0.00
9319	Crew Quarters	2,800.00	0.00	2,800.00-	0.00
9320	Insurance	2,500.00	0.00	2,500.00-	0.00
9321	Roustabout Services	20,000.00	0.00	20,000.00-	0.00
9323	Engineering	6,000.00	0.00	6,000.00-	0.00
9324	Fuel,Water, Power, Bits etc.	6,000.00	0.00	6,000.00-	0.00
9325	Welding	6,000.00	0.00	6,000.00-	0.00
9327	Genset	2,700.00	0.00	2,700.00-	0.00
9328	Engineering/Geological Servic	2,400.00	0.00	2,400.00-	0.00
9330	Contingency,Misc	30,280.00	0.00	30,280.00-	0.00
9333	Legal	2,000.00	0.00	2,000.00-	0.00
9334	Swab Rig	4,000.00	0.00	4,000.00-	0.00
	Total - ICC	**338,280.00**	**0.00**	**338,280.00-**	**0.00**
	Total of Stage 3	**338,280.00**	**0.00**	**338,280.00-**	**0.00**
Stage: 4 - Tangiable-CP					
Tangible Completion Costs					
9402	Long String Casing	45,684.00	0.00	45,684.00-	0.00
9403	Tubing	19,400.00	0.00	19,400.00-	0.00
9406	Down Hole Pump	5,000.00	0.00	5,000.00-	0.00
	Total - TAN CC	**70,084.00**	**0.00**	**70,084.00-**	**0.00**
Equipment Costs					
9407	Packer	25,000.00	0.00	25,000.00-	0.00
9409	Conections, Valves & Fitting	20,000.00	0.00	20,000.00-	0.00
	Total - EQUIPMENT	**45,000.00**	**0.00**	**45,000.00-**	**0.00**
Tangible Completion Costs					
9413	Work String	10,000.00	0.00	10,000.00-	0.00
9414	Chemicals	1,500.00	0.00	1,500.00-	0.00
9491	Tangiable Completion Cost-Mi	12,658.00	0.00	12,658.00-	0.00
	Total - TAN CC	**24,158.00**	**0.00**	**24,158.00-**	**0.00**
	Total of Stage 4	**139,242.00**	**0.00**	**139,242.00-**	**0.00**
	Total - AFE # 3	**913,817.00**	**0.00**	**913,817.00-**	**0.00**

Account	Description	Budget	Actual	Difference	Pct Spent

AFE # 118 - Property # BRF024(ERROR - Cannot find AFE Master)

Stage: 1 - Unknown

Account	Description	Budget	Actual	Difference	Pct Spent
Operating Costs					
9003	Contract Labor	3,000.00	0.00	3,000.00-	0.00
9006	Production Foreman/Supervisi	3,750.00	0.00	3,750.00-	0.00
9022	Workover Cost	12,000.00	0.00	12,000.00-	0.00
9035	Welding	500.00	0.00	500.00-	0.00
9090	Miscellaneous	4,200.00	0.00	4,200.00-	0.00
	Total - OPERATING	**23,450.00**	**0.00**	**23,450.00-**	**0.00**
	Total - AFE # 118	**23,450.00**	**0.00**	**23,450.00-**	**0.00**

AFE # 124 - Property # PP1202 - PPF 12-2 Directional Well

Stage: 1 - Drilling

Account	Description	Budget	Actual	Difference	Pct Spent
Intangible Drilling Costs					
9202	Drilling - Daywork	60,000.00	47,437.50	12,562.50-	79.06
9206	Engineering Supervising	6,000.00	14,664.60	8,664.60	244.41
9207	Surveys / Permits / Bonds	2,500.00	1,600.00	900.00-	64.00
9208	Cementing & Services	5,000.00	3,558.43	1,441.57-	71.17
9209	Drilling Mud & Chemicals	10,000.00	12,416.69	2,416.69	124.17
9211	Roads. Location & Restoration	12,500.00	7,156.20	5,343.80-	57.25
9212	Equipment Rental	70,000.00	75,785.14	5,785.14	108.26
9213	Welding	4,000.00	337.05	3,662.95-	8.43
9214	Genset	1,700.00	2,012.00	312.00	118.35
9216	Geological/Logging Consulting	7,000.00	3,114.30	3,885.70-	44.49
9218	Crew Quarters	1,200.00	4,843.20	3,643.20	403.60
9219	Trucking & Crane to MI,Ru &	27,500.00	17,689.85	9,810.15-	64.33
9220	Insurance	29,000.00	6,028.29	22,971.71-	20.79
9221	Roustabout Services	3,000.00	0.00	3,000.00-	0.00
9222	Legal Services	3,000.00	0.00	3,000.00-	0.00
9223	Fuel,Water,Power & Bits	23,750.00	8,579.21	15,170.79-	36.12
9224	Administrative Overhead	4,200.00	4,226.50	26.50	100.63
9226	Wireline Service	11,000.00	10,818.70	181.30-	98.35
9230	Trucking-Vacuum	5,000.00	2,049.98	2,950.02-	41.00
9298	Miscellangeous Intangibles	25,735.00	4,069.63	21,665.37-	15.81
	Total - IDC	**312,085.00**	**226,387.27**	**85,697.73-**	**72.54**
	Total of Stage 1	**312,085.00**	**226,387.27**	**85,697.73-**	**72.54**

Stage: 2 - Tangiable-DR

Account	Description	Budget	Actual	Difference	Pct Spent
Tangible Drilling Costs					
9401	Surface Casing	6,515.00	4,515.82	1,999.18-	69.31
9490	Tangable Drilling Cost-Misc	652.00	0.00	652.00-	0.00
	Total - TAN DC	**7,167.00**	**4,515.82**	**2,651.18-**	**63.01**
	Total of Stage 2	**7,167.00**	**4,515.82**	**2,651.18-**	**63.01**
	Total - AFE # 124	**319,252.00**	**230,903.09**	**88,348.91-**	**72.33**

AFE # 144 - Property # PP1205 - PPF 12-5
Directional Well

Account	Description	Budget	Actual	Difference	Pct Spent
Stage: 1 - Drilling					
Intangible Drilling Costs					
9202	Drilling - Daywork	60,000.00	94,625.00	34,625.00	157.71
9206	Engineering Supervising	6,000.00	18,310.90	12,310.90	305.18
9207	Surveys / Permits / Bonds	2,500.00	1,600.00	900.00-	64.00
9208	Cementing & Services	5,000.00	9,183.53	4,183.53	183.67
9209	Drilling Mud & Chemicals	10,000.00	12,416.69	2,416.69	124.17
9211	Roads. Location & Restoration	12,500.00	23,491.11	10,991.11	187.93
9212	Equipment Rental	70,000.00	90,381.50	20,381.50	129.12
9213	Welding	4,000.00	2,669.65	1,330.35-	66.74
9214	Genset	1,700.00	0.00	1,700.00-	0.00
9216	Geological/Logging Consulting	7,000.00	2,960.97	4,039.03-	42.30
9218	Crew Quarters	1,200.00	7,950.60	6,750.60	662.55
9219	Trucking & Crane to MI,Ru &	27,500.00	17,052.34	10,447.66-	62.01
9220	Insurance	29,000.00	0.00	29,000.00-	0.00
9221	Roustabout Services	3,000.00	0.00	3,000.00-	0.00
9222	Legal Services	3,000.00	0.00	3,000.00-	0.00
9223	Fuel,Water,Power & Bits	23,750.00	16,431.40	7,318.60-	69.18
9224	Administrative Overhead	4,200.00	4,295.69	95.69	102.28
9226	Wireline Service	11,000.00	16,852.42	5,852.42	153.20
9230	Trucking-Vacuum	5,000.00	4,406.06	593.94-	88.12
9298	Miscellangeous Intangibles	25,735.00	6,762.39	18,972.61-	26.28
	Total - IDC	**312,085.00**	**329,390.25**	**17,305.25**	**105.55**
Intangible Completion Costs					
9313	Trucking-Vaccum Service	0.00	2,398.08	2,398.08	0.00
	Total - ICC	**0.00**	**2,398.08**	**2,398.08**	**0.00**
Tangible Drilling Costs					
9401	Surface Casing	0.00	10,217.45	10,217.45	0.00
9404	Wellhead Equipment	0.00	433.06	433.06	0.00
	Total - TAN DC	**0.00**	**10,650.51**	**10,650.51**	**0.00**
	Total of Stage 1	**312,085.00**	**342,438.84**	**30,353.84**	**109.73**
Stage: 2 - Tangiable-DR					
Tangible Drilling Costs					
9401	Surface Casing	6,515.00	6,515.00	0.00	100.00
9490	Tangable Drilling Cost-Misc	652.00	0.00	652.00-	0.00
	Total - TAN DC	**7,167.00**	**6,515.00**	**652.00-**	**90.90**
	Total of Stage 2	**7,167.00**	**6,515.00**	**652.00-**	**90.90**
Stage: 3 - Completion					
Intangible Completion Costs					
9301	Completion Rig	15,000.00	36,928.80	21,928.80	246.19
9302	Drilling Rig	10,000.00	10,000.00	0.00	100.00
9304	Trucking/Crane-MU,RU & MO	2,000.00	1,559.32	440.68-	77.97
9305	Completion Overhead	2,800.00	2,835.50	35.50	101.27
9308	Cementing & Services	15,000.00	12,829.05	2,170.95-	85.53
9313	Trucking-Vaccum Service	4,000.00	0.00	4,000.00-	0.00
9318	Casing Crew / Tools	7,000.00	7,147.60	147.60	102.11
9321	Roustabout Services	6,000.00	1,107.45	4,892.55-	18.46
9323	Engineering	1,000.00	6,318.90	5,318.90	631.89
9324	Fuel,Water, Power, Bits etc.	2,250.00	0.00	2,250.00-	0.00

Account	Description	Budget	Actual	Difference	Pct Spent
9325	Welding	2,000.00	1,217.12	782.88-	60.86
9327	Genset	200.00	0.00	200.00-	0.00
9329	Logging Case for Production	10,000.00	10,536.83	536.83	105.37
9330	Contingency,Misc	8,025.00	12,072.27	4,047.27	150.43
9334	Swab Rig	3,000.00	4,074.56	1,074.56	135.82
	Total - ICC	**88,275.00**	**106,627.40**	**18,352.40**	**120.79**
	Total of Stage 3	**88,275.00**	**106,627.40**	**18,352.40**	**120.79**

Stage: 4 - Tangiable-CP

Account	Description	Budget	Actual	Difference	Pct Spent
Tangible Completion Costs					
9402	Long String Casing	37,415.00	39,946.38	2,531.38	106.77
9403	Tubing	16,095.00	14,393.24	1,701.76-	89.43
	Total - TAN CC	**53,510.00**	**54,339.62**	**829.62**	**101.55**
Tangible Drilling Costs					
9404	Wellhead Equipment	8,700.00	13,814.38	5,114.38	158.79
	Total - TAN DC	**8,700.00**	**13,814.38**	**5,114.38**	**158.79**
Tangible Completion Costs					
9405	Gravel Pack	24,000.00	28,080.55	4,080.55	117.00
	Total - TAN CC	**24,000.00**	**28,080.55**	**4,080.55**	**117.00**
Equipment Costs					
9407	Packer	4,500.00	0.00	4,500.00-	0.00
	Total - EQUIPMENT	**4,500.00**	**0.00**	**4,500.00-**	**0.00**
Tangible Completion Costs					
9491	Tangiable Completion Cost-Mi	9,071.00	4,300.50	4,770.50-	47.41
	Total - TAN CC	**9,071.00**	**4,300.50**	**4,770.50-**	**47.41**
	Total of Stage 4	**99,781.00**	**100,535.05**	**754.05**	**100.76**
	Total - AFE # 144	**507,308.00**	**556,116.29**	**48,808.29**	**109.62**

AFE # 147 - Property # PP1204 - PPF 12-4 Directional Well

Stage: 1 - Drilling

Account	Description	Budget	Actual	Difference	Pct Spent
Intangible Drilling Costs					
9202	Drilling - Daywork	60,000.00	54,000.00	6,000.00-	90.00
9206	Engineering Supervising	6,000.00	13,837.80	7,837.80	230.63
9207	Surveys / Permits / Bonds	2,500.00	4,246.50	1,746.50	169.86
9208	Cementing & Services	5,000.00	11,056.17	6,056.17	221.12
9209	Drilling Mud & Chemicals	10,000.00	12,416.69	2,416.69	124.17
9211	Roads. Location & Restoration	12,500.00	14,947.64	2,447.64	119.58
9212	Equipment Rental	70,000.00	59,850.99	10,149.01-	85.50
9213	Welding	4,000.00	337.05	3,662.95-	8.43
9214	Genset	1,700.00	0.00	1,700.00-	0.00
9216	Geological/Logging Consulting	7,000.00	3,945.96	3,054.04-	56.37
9218	Crew Quarters	1,200.00	3,807.40	2,607.40	317.28
9219	Trucking & Crane to MI,Ru &	27,500.00	22,722.48	4,777.52-	82.63
9220	Insurance	29,000.00	6,028.29	22,971.71-	20.79
9221	Roustabout Services	3,000.00	0.00	3,000.00-	0.00
9222	Legal Services	3,000.00	6,150.80	3,150.80	205.03
9223	Fuel,Water,Power & Bits	23,750.00	16,005.21	7,744.79-	67.39
9224	Administrative Overhead	4,200.00	4,295.69	95.69	102.28

Account	Description	Budget	Actual	Difference	Pct Spent
9226	Wireline Service	11,000.00	9,623.22	1,376.78-	87.48
9230	Trucking-Vacuum	5,000.00	4,535.43	464.57-	90.71
9298	Miscellangeous Intangibles	25,735.00	2,989.45	22,745.55-	11.62
	Total - IDC	**312,085.00**	**250,796.77**	**61,288.23-**	**80.36**
Intangible Completion Costs					
9313	Trucking-Vaccum Service	0.00	4,616.45	4,616.45	0.00
	Total - ICC	**0.00**	**4,616.45**	**4,616.45**	**0.00**
Tangible Drilling Costs					
9404	Wellhead Equipment	0.00	433.07	433.07	0.00
	Total - TAN DC	**0.00**	**433.07**	**433.07**	**0.00**
	Total of Stage 1	**312,085.00**	**255,846.29**	**56,238.71-**	**81.98**
Stage: 2 - Tangiable-DR					
Tangible Drilling Costs					
9401	Surface Casing	6,515.00	4,515.83	1,999.17-	69.31
9490	Tangable Drilling Cost-Misc	652.00	0.00	652.00-	0.00
	Total - TAN DC	**7,167.00**	**4,515.83**	**2,651.17-**	**63.01**
	Total of Stage 2	**7,167.00**	**4,515.83**	**2,651.17-**	**63.01**
Stage: 3 - Completion					
Intangible Completion Costs					
9301	Completion Rig	15,000.00	0.00	15,000.00-	0.00
9302	Drilling Rig	10,000.00	0.00	10,000.00-	0.00
9304	Trucking/Crane-MU,RU & MO	2,000.00	2,474.57	474.57	123.73
9305	Completion Overhead	2,800.00	4,226.50	1,426.50	150.95
9308	Cementing & Services	15,000.00	16,857.52	1,857.52	112.38
9313	Trucking-Vaccum Service	4,000.00	716.27	3,283.73-	17.91
9318	Casing Crew / Tools	7,000.00	7,147.60	147.60	102.11
9321	Roustabout Services	6,000.00	4,199.75	1,800.25-	70.00
9323	Engineering	1,000.00	12,695.90	11,695.90	1,269.59
9324	Fuel,Water, Power, Bits etc.	2,250.00	44.94	2,205.06-	2.00
9325	Welding	2,000.00	1,479.28	520.72-	73.96
9327	Genset	200.00	0.00	200.00-	0.00
9329	Logging Case for Production	10,000.00	15,653.51	5,653.51	156.54
9330	Contingency,Misc	8,025.00	31,897.59	23,872.59	397.48
9334	Swab Rig	3,000.00	1,652.08	1,347.92-	55.07
	Total - ICC	**88,275.00**	**99,045.51**	**10,770.51**	**112.20**
	Total of Stage 3	**88,275.00**	**99,045.51**	**10,770.51**	**112.20**
Stage: 4 - Tangiable-CP					
Tangible Completion Costs					
9402	Long String Casing	37,415.00	47,214.15	9,799.15	126.19
9403	Tubing	16,095.00	14,393.24	1,701.76-	89.43
	Total - TAN CC	**53,510.00**	**61,607.39**	**8,097.39**	**115.13**
Tangible Drilling Costs					
9404	Wellhead Equipment	8,700.00	12,181.68	3,481.68	140.02
	Total - TAN DC	**8,700.00**	**12,181.68**	**3,481.68**	**140.02**
Tangible Completion Costs					
9405	Gravel Pack	24,000.00	32,632.33	8,632.33	135.97
	Total - TAN CC	**24,000.00**	**32,632.33**	**8,632.33**	**135.97**
Equipment Costs					
9407	Packer	4,500.00	0.00	4,500.00-	0.00

Account	Description	Budget	Actual	Difference	Pct Spent
	Total - EQUIPMENT	**4,500.00**	**0.00**	**4,500.00-**	**0.00**
Tangible Completion Costs					
9491	Tangiable Completion Cost-Mi	9,071.00	4,300.50	4,770.50-	47.41
	Total - TAN CC	**9,071.00**	**4,300.50**	**4,770.50-**	**47.41**
	Total of Stage 4	**99,781.00**	**110,721.90**	**10,940.90**	**110.96**
	Total - AFE # 147	**507,308.00**	**470,129.53**	**37,178.47-**	**92.67**

AFE # 175 - Property # PP1205 - Recompletion of PPF 1205

Stage: 1 -

Account	Description	Budget	Actual	Difference	Pct Spent
Intangible Completion Costs					
9301	Completion Rig	14,000.00	0.00	14,000.00-	0.00
9305	Completion Overhead	1,166.69	0.00	1,166.69-	0.00
9311	Roads & Location	3,750.00	0.00	3,750.00-	0.00
9312	Equipment Rental	3,500.00	0.00	3,500.00-	0.00
9313	Trucking-Vaccum Service	5,500.00	0.00	5,500.00-	0.00
9315	Transportation	2,500.00	0.00	2,500.00-	0.00
9320	Insurance	600.00	0.00	600.00-	0.00
9321	Roustabout Services	2,100.00	0.00	2,100.00-	0.00
9323	Engineering	5,000.00	0.00	5,000.00-	0.00
9326	Wireline Service	10,000.00	0.00	10,000.00-	0.00
9330	Contingency,Misc	5,275.00	0.00	5,275.00-	0.00
9334	Swab Rig	3,000.00	0.00	3,000.00-	0.00
	Total - ICC	**56,391.69**	**0.00**	**56,391.69-**	**0.00**
Tangible Completion Costs					
9405	Gravel Pack	24,000.00	0.00	24,000.00-	0.00
	Total - TAN CC	**24,000.00**	**0.00**	**24,000.00-**	**0.00**
Equipment Costs					
9407	Packer	750.00	0.00	750.00-	0.00
	Total - EQUIPMENT	**750.00**	**0.00**	**750.00-**	**0.00**
	Total - AFE # 175	**81,141.69**	**0.00**	**81,141.69-**	**0.00**

AFE # 195 - Property # PP1204 - PPF 12-4 Injection Line

Stage: 1 - 12-4 LINE

Account	Description	Budget	Actual	Difference	Pct Spent
Intangible Completion Costs					
9305	Completion Overhead	2,333.38	0.00	2,333.38-	0.00
9311	Roads & Location	10,000.00	0.00	10,000.00-	0.00
9321	Roustabout Services	20,000.00	0.00	20,000.00-	0.00
9330	Contingency,Misc	5,592.00	0.00	5,592.00-	0.00
9335	Pipeline Coating	20,000.00	0.00	20,000.00-	0.00
	Total - ICC	**57,925.38**	**0.00**	**57,925.38-**	**0.00**
Equipment Costs					
9410	Flowlines	60,720.00	0.00	60,720.00-	0.00
	Total - EQUIPMENT	**60,720.00**	**0.00**	**60,720.00-**	**0.00**

Account	Description	Budget	Actual	Difference	Pct Spent
	Total - AFE # 195	**118,645.38**	**0.00**	**118,645.38-**	**0.00**

AFE # 199 - Property # PP1205 - PPF 12-5 Injection Line

Stage: 1 - 12-5 LINE

Account	Description	Budget	Actual	Difference	Pct Spent
Intangible Completion Costs					
9305	Completion Overhead	2,333.38	0.00	2,333.38-	0.00
9311	Roads & Location	10,000.00	0.00	10,000.00-	0.00
9321	Roustabout Services	20,000.00	0.00	20,000.00-	0.00
9330	Contingency,Misc	5,592.00	0.00	5,592.00-	0.00
9335	Pipeline Coating	20,000.00	0.00	20,000.00-	0.00
	Total - ICC	**57,925.38**	**0.00**	**57,925.38-**	**0.00**
Equipment Costs					
9410	Flowlines	60,720.00	0.00	60,720.00-	0.00
	Total - EQUIPMENT	**60,720.00**	**0.00**	**60,720.00-**	**0.00**
	Total - AFE # 199	**118,645.38**	**0.00**	**118,645.38-**	**0.00**

AFE # 222 - Property # PP1206 - Palmetto Point 12-6

Stage: 1 - Drilling

Account	Description	Budget	Actual	Difference	Pct Spent
Intangible Drilling Costs					
9202	Drilling - Daywork	69,000.00	0.00	69,000.00-	0.00
9206	Engineering Supervising	15,605.00	0.00	15,605.00-	0.00
9207	Surveys / Permits / Bonds	2,483.00	0.00	2,483.00-	0.00
9208	Cementing & Services	7,933.00	0.00	7,933.00-	0.00
9209	Drilling Mud & Chemicals	12,417.00	0.00	12,417.00-	0.00
9211	Roads. Location & Restoration	50,000.00	0.00	50,000.00-	0.00
9212	Equipment Rental	75,340.00	0.00	75,340.00-	0.00
9213	Welding	1,115.00	0.00	1,115.00-	0.00
9214	Genset	671.00	0.00	671.00-	0.00
9216	Geological/Logging Consulting	3,341.00	0.00	3,341.00-	0.00
9218	Crew Quarters	5,534.00	0.00	5,534.00-	0.00
9219	Trucking & Crane to MI,Ru &	27,839.00	0.00	27,839.00-	0.00
9220	Insurance	4,019.00	0.00	4,019.00-	0.00
9222	Legal Services	2,051.00	0.00	2,051.00-	0.00
9223	Fuel,Water,Power & Bits	13,672.00	0.00	13,672.00-	0.00
9224	Administrative Overhead	4,273.00	0.00	4,273.00-	0.00
9226	Wireline Service	12,432.00	0.00	12,432.00-	0.00
9230	Trucking-Vacuum	3,664.00	0.00	3,664.00-	0.00
9298	Miscellaneous Intangibles	31,139.00	0.00	31,139.00-	0.00
	Total - IDC	**342,528.00**	**0.00**	**342,528.00-**	**0.00**
	Total of Stage 1	**342,528.00**	**0.00**	**342,528.00-**	**0.00**

Stage: 2 - Tangible-DRL

Account	Description	Budget	Actual	Difference	Pct Spent
Tangible Drilling Costs					
9401	Surface Casing	8,589.00	0.00	8,589.00-	0.00
9404	Wellhead Equipment	11,000.00	0.00	11,000.00-	0.00
9490	Tangable Drilling Cost-Misc	859.00	0.00	859.00-	0.00
	Total - TAN DC	**20,448.00**	**0.00**	**20,448.00-**	**0.00**

Account	Description	Budget	Actual	Difference	Pct Spent
	Total of Stage 2	**20,448.00**	**0.00**	**20,448.00-**	**0.00**

Stage: 3 - Completion

Intangible Completion Costs

Account	Description	Budget	Actual	Difference	Pct Spent
9301	Completion Rig	24,500.00	0.00	24,500.00-	0.00
9302	Drilling Rig	11,500.00	0.00	11,500.00-	0.00
9304	Trucking/Crane-MU,RU & MO	1,560.00	0.00	1,560.00-	0.00
9305	Completion Overhead	3,532.00	0.00	3,532.00-	0.00
9308	Cementing & Services	14,844.00	0.00	14,844.00-	0.00
9313	Trucking-Vaccum Service	2,581.00	0.00	2,581.00-	0.00
9318	Casing Crew / Tools	7,148.00	0.00	7,148.00-	0.00
9321	Roustabout Services	1,108.00	0.00	1,108.00-	0.00
9323	Engineering	7,619.00	0.00	7,619.00-	0.00
9325	Welding	688.00	0.00	688.00-	0.00
9329	Logging Case for Production	13,096.00	0.00	13,096.00-	0.00
9330	Contingency,Misc	16,197.00	0.00	16,197.00-	0.00
9334	Swab Rig	2,864.00	0.00	2,864.00-	0.00
	Total - ICC	**107,237.00**	**0.00**	**107,237.00-**	**0.00**
	Total of Stage 3	**107,237.00**	**0.00**	**107,237.00-**	**0.00**

Stage: 4 - Tangible-CP

Tangible Completion Costs

Account	Description	Budget	Actual	Difference	Pct Spent
9402	Long String Casing	43,581.00	0.00	43,581.00-	0.00
9403	Tubing	14,394.00	0.00	14,394.00-	0.00
9405	Gravel Pack	30,357.00	0.00	30,357.00-	0.00
9491	Tangiable Completion Cost-Mi	9,933.00	0.00	9,933.00-	0.00
	Total - TAN CC	**98,265.00**	**0.00**	**98,265.00-**	**0.00**
	Total of Stage 4	**98,265.00**	**0.00**	**98,265.00-**	**0.00**
	Total - AFE # 222	**568,478.00**	**0.00**	**568,478.00-**	**0.00**

AFE # 233 - Property # PP1207 - Palmetto Point 12-7

Stage: 1 - Drilling

Intangible Drilling Costs

Account	Description	Budget	Actual	Difference	Pct Spent
9202	Drilling - Daywork	69,000.00	0.00	69,000.00-	0.00
9206	Engineering Supervising	15,605.00	0.00	15,605.00-	0.00
9207	Surveys / Permits / Bonds	2,483.00	0.00	2,483.00-	0.00
9208	Cementing & Services	7,933.00	0.00	7,933.00-	0.00
9209	Drilling Mud & Chemicals	12,417.00	0.00	12,417.00-	0.00
9211	Roads. Location & Restoration	50,000.00	0.00	50,000.00-	0.00
9212	Equipment Rental	75,340.00	0.00	75,340.00-	0.00
9213	Welding	1,115.00	0.00	1,115.00-	0.00
9214	Genset	671.00	0.00	671.00-	0.00
9216	Geological/Logging Consulting	3,341.00	0.00	3,341.00-	0.00
9218	Crew Quarters	5,534.00	0.00	5,534.00-	0.00
9219	Trucking & Crane to MI,Ru &	27,839.00	0.00	27,839.00-	0.00
9220	Insurance	4,019.00	0.00	4,019.00-	0.00
9222	Legal Services	2,051.00	0.00	2,051.00-	0.00
9223	Fuel,Water,Power & Bits	13,672.00	0.00	13,672.00-	0.00
9224	Administrative Overhead	4,273.00	0.00	4,273.00-	0.00
9226	Wireline Service	12,432.00	0.00	12,432.00-	0.00
9230	Trucking-Vacuum	3,664.00	0.00	3,664.00-	0.00
9298	Miscellangeous Intangibles	31,139.00	0.00	31,139.00-	0.00

Account	Description	Budget	Actual	Difference	Pct Spent
	Total - IDC	**342,528.00**	**0.00**	**342,528.00-**	**0.00**
	Total of Stage 1	**342,528.00**	**0.00**	**342,528.00-**	**0.00**

Stage: 2 - Tangible-DRL

Tangible Drilling Costs

Account	Description	Budget	Actual	Difference	Pct Spent
9401	Surface Casing	8,589.00	0.00	8,589.00-	0.00
9404	Wellhead Equipment	11,000.00	0.00	11,000.00-	0.00
9490	Tangable Drilling Cost-Misc	859.00	0.00	859.00-	0.00
	Total - TAN DC	**20,448.00**	**0.00**	**20,448.00-**	**0.00**
	Total of Stage 2	**20,448.00**	**0.00**	**20,448.00-**	**0.00**

Stage: 3 - Completion

Intangible Completion Costs

Account	Description	Budget	Actual	Difference	Pct Spent
9301	Completion Rig	24,500.00	0.00	24,500.00-	0.00
9302	Drilling Rig	11,500.00	0.00	11,500.00-	0.00
9304	Trucking/Crane-MU,RU & MO	1,560.00	0.00	1,560.00-	0.00
9305	Completion Overhead	3,532.00	0.00	3,532.00-	0.00
9308	Cementing & Services	14,844.00	0.00	14,844.00-	0.00
9313	Trucking-Vaccum Service	2,581.00	0.00	2,581.00-	0.00
9318	Casing Crew / Tools	7,148.00	0.00	7,148.00-	0.00
9321	Roustabout Services	1,108.00	0.00	1,108.00-	0.00
9323	Engineering	7,619.00	0.00	7,619.00-	0.00
9325	Welding	688.00	0.00	688.00-	0.00
9329	Logging Case for Production	13,096.00	0.00	13,096.00-	0.00
9330	Contingency,Misc	16,197.00	0.00	16,197.00-	0.00
9334	Swab Rig	2,864.00	0.00	2,864.00-	0.00
	Total - ICC	**107,237.00**	**0.00**	**107,237.00-**	**0.00**
	Total of Stage 3	**107,237.00**	**0.00**	**107,237.00-**	**0.00**

Stage: 4 - Tangible-CP

Tangible Completion Costs

Account	Description	Budget	Actual	Difference	Pct Spent
9402	Long String Casing	43,581.00	0.00	43,581.00-	0.00
9403	Tubing	14,394.00	0.00	14,394.00-	0.00
9405	Gravel Pack	30,357.00	0.00	30,357.00-	0.00
9491	Tangiable Completion Cost-Mi	9,933.00	0.00	9,933.00-	0.00
	Total - TAN CC	**98,265.00**	**0.00**	**98,265.00-**	**0.00**
	Total of Stage 4	**98,265.00**	**0.00**	**98,265.00-**	**0.00**
	Total - AFE # 233	**568,478.00**	**0.00**	**568,478.00-**	**0.00**

AFE # 241 - Property # PP1206 - PPF 12-6 Injection Line

Stage: 1 - 12-5 LINE

Intangible Completion Costs

Account	Description	Budget	Actual	Difference	Pct Spent
9305	Completion Overhead	2,333.38	0.00	2,333.38-	0.00
9311	Roads & Location	10,000.00	0.00	10,000.00-	0.00
9321	Roustabout Services	20,000.00	0.00	20,000.00-	0.00
9330	Contingency,Misc	5,592.00	0.00	5,592.00-	0.00
9335	Pipeline Coating	20,000.00	0.00	20,000.00-	0.00
	Total - ICC	**57,925.38**	**0.00**	**57,925.38-**	**0.00**

Account	Description	Budget	Actual	Difference	Pct Spent
Equipment Costs					
9410	Flowlines	60,720.00	0.00	60,720.00-	0.00
	Total - EQUIPMENT	**60,720.00**	**0.00**	**60,720.00-**	**0.00**
	Total - AFE # 241	**118,645.38**	**0.00**	**118,645.38-**	**0.00**

AFE # 247 - Property # PP1207 - PPF 12-7 Injection Lines

Stage: 1 - 12-7 IJ-Ln

Account	Description	Budget	Actual	Difference	Pct Spent
Intangible Completion Costs					
9305	Completion Overhead	2,333.38	0.00	2,333.38-	0.00
9311	Roads & Location	10,000.00	0.00	10,000.00-	0.00
9321	Roustabout Services	20,000.00	0.00	20,000.00-	0.00
9330	Contingency,Misc	5,592.00	0.00	5,592.00-	0.00
9335	Pipeline Coating	20,000.00	0.00	20,000.00-	0.00
	Total - ICC	**57,925.38**	**0.00**	**57,925.38-**	**0.00**
Equipment Costs					
9410	Flowlines	60,720.00	0.00	60,720.00-	0.00
	Total - EQUIPMENT	**60,720.00**	**0.00**	**60,720.00-**	**0.00**
	Total - AFE # 247	**118,645.38**	**0.00**	**118,645.38-**	**0.00**


-2800
-2820
-2840
-2820
-2840
-2800
-2820
-2840
-2817
WL -2845
5
-2812
4
-2824
3A
-2819
1
-2817
3
-2842
-2820
2
-2829
-2840
WL -2845
-2846
-2851
-2845
-2853
-2861
-2860
CHANNEL B
CHANNEL A
CHANNEL A
CHANNEL B
CROSS CUTTING
CHANNEL B
w/ gas reservoir

STRUCTURE MAP
TOP PAY SAND
BELMONT LAKE FIELD

scale 1" = 82


13/22
24/42
26/48
28/46
3/32
0/56
CHANNEL B
CHANNEL A
CHANNEL A
CHANNEL B

13/22 NET PAY
TOTAL SD.

NET PAY MAP
BELMONT LAKE FLD
SL 1" = 825'

Griffin & Griffin Exploration, LLC
PP F12-4
Belmont Lake Field
Wilkinson County, Mississippi
Section 044, T02N-R04W
API No.: 23157219940100

Weatherford LABORATORIES

FILE NO.: LL-48731
ANALYST: L. Simon
TECH: J. Waller
DATE: September 4, 2010
CORES: Schlumberger

PERCUSSION SIDEWALL CORE ANALYSIS

In. Rec.	Sample Depth Feet	Permeability mD	Porosity %	Pore Volume Saturation Oil %	Pore Volume Saturation Water %	Prob Prod	Bulk Volume Saturation Oil %	Bulk Volume Saturation Gas %	Comb. Gas	Crit. Water %	QA Factor	Core Lithology
1.3	3459.0	0.3	13.0	0.0	90.6	(6)	0.0	1.2	8	69	1	Silt vshy lam no flu
1.5	3460.0	0.1	12.8	0.0	88.9	(6)	0.0	1.4	6	71	1	Silt vshy lam no flu
1.0	3461.0	1850.0	34.0	11.0	61.2	Oil	3.8	9.4	8	38	1	Sd f-mg sslty sshy yl flu 30° API
1.5	3462.0	255.0	26.5	14.9	51.9	Oil	3.9	8.8	2	43	1	Sd f-mg sslty shy lam yl flu
1.5	3463.0	240.0	25.7	9.5	64.1	Oil	2.4	6.8	0	43	1	Sd f-mg sslty shy lam yl flu
1.0	3464.0	1560.0	34.6	22.1	57.9	Oil	7.7	6.9	6	39	1	Sd f-mg sslty sshy yl flu 28° API
0.8	3465.0	1500.0	34.0	16.1	55.5	Oil	5.5	9.7	12	38	4fm	Sd f-mg sslty sshy yl flu
1.0	3466.0	1440.0	32.8	9.3	67.7	Oil	3.0	7.5	14	38	1	Sd f-mg sslty sshy yl flu
0.8	3467.0	1550.0	32.6	11.6	64.5	Oil	3.8	7.8	8	37	4m	Sd f-mg sslty sshy yl flu
0.8	3468.0	1610.0	34.6	10.8	63.1	Oil	3.7	9.0	2	39	4m	Sd f-mg sslty sshy yl flu
0.5	3469.0	985.0	30.7	11.1	64.3	Oil	3.4	7.5	0	36	4m	Sd fg sslty sshy mott yl flu
0.8	3470.0	1090.0	31.4	10.3	69.4	Oil	3.2	6.4	0	36	4m	Sd fg sslty sshy mott yl flu
0.8	3472.0	1400.0	32.9	7.4	65.3	Oil	2.4	9.0	10	38	2m	Sd f-mg sslty sshy yl flu
0.8	3474.0	1650.0	34.3	11.7	67.5	Oil	4.0	7.1	0	38	2m	Sd f-mg sslty sshy yl flu 31° API
	3476.0											Lost
	3478.0											Lost
	3480.0											Lost
	3482.0											Lost
	3484.0											Lost
	3485.0											Lost
	3486.0											Lost
	3487.0											Lost

Griffin & Griffin Exploration, LLC
PP F12-4
Belmont Lake Field
Wilkinson County, Mississippi
Section 044, T02N-R04W
API No.: 23157219940100

Weatherford®
LABORATORIES

PERCUSSION SIDEWALL CORE ANALYSIS

FILE NO.: LL-48731
ANALYST: L. Simon
TECH: J. Waller
DATE: September 4, 2010
CORES: Schlumberger

In. Rec.	Sample Depth Feet	Permeability mD	Porosity %	Pore Volume Saturation Oil %	Pore Volume Saturation Water %	Prob Prod	Bulk Volume Saturation Oil %	Bulk Volume Saturation Gas %	Comb. Gas	Crit. Water %	QA Factor	Core Lithology
	3488.0											Lost
	3489.0											Lost
	3490.0											Lost
	3491.0											Lost
	3492.0											Lost
	3493.0											Lost
	3494.0											Lost
	3495.0											Lost

2020 W. Pinhook Road, Suite 501 * Lafayette, Louisiana 70508 * Fax (337) 234-3471 * Phone (337) 234-3400

Griffin & Griffin Exploration, LLC
PP-F 12 No. 5
Belmont Lake Field
Wilkinson County, Mississippi
Section 044, T02N-R04W
API No.: 2315722008001

Weatherford®
LABORATORIES

FILE NO.: LL-48878
ANALYST: L. Simon
TECH: A. Broussard
DATE: September 17, 2010
CORES: Schlumberger

PERCUSSION SIDEWALL CORE ANALYSIS

In. Rec.	Sample Depth Feet	Permeability mD	Porosity %	Pore Volume Saturation Oil %	Pore Volume Saturation Water %	Prob Prod	Bulk Volume Saturation Oil %	Bulk Volume Saturation Gas %	Comb. Gas	Crit. Water %	QA Factor	Core Lithology
1.0	3086.0	0.4	13.9	0.0	90.0	(6)	0.0	1.4	0	69	1	Sd vfg vslty vshy vcalc min flu
1.3	3087.0	245.0	25.7	0.0	72.3	Gas	0.0	7.1	0	43	1	Sd f-mg sslty shy scalc no flu
1.0	3088.0	2360.0	33.7	0.0	87.5	Wtr	0.0	4.2	0	38	1	Sd f-mg sslty no flu
1.0	3089.0	2450.0	34.3	0.0	91.1	Wtr	0.0	3.1	0	38	1	Sd f-mg sslty no flu
1.3	3297.0	0.8	14.5	0.0	89.7	(6)	0.0	1.5	11	67	1	Sd vfg slty vshy lam scalc no flu
0.8	3298.0	1490.0	31.0	9.4	75.0	Oil	2.9	4.8	0	36	1	Sd fg sslty sshy yl flu
0.5	3299.0	1580.0	33.7	14.6	69.0	Oil	4.9	5.5	0	38	1	Sd fg sslty sshy yl flu
1.3	3300.0	0.9	14.0	0.0	91.5	(6)	0.0	1.2	12	66	1	Sd vfg vslty vshy no flu
1.0	3301.0	1170.0	33.3	29.7	51.8	Oil	9.9	6.2	0	38	1	Sd vf-fg sslty sshy yl-gld flu 33° API
1.5	3301.5	1220.0	31.7	11.6	70.9	Oil	3.7	5.5	8	37	1	Sd vf-fg sslty sshy yl-gld flu
	3302.0								0			No Recovery
1.0	3302.5	2050.0	33.4	21.4	61.3	Oil	7.2	5.8	0	37	1	Sd f-mg sslty yl-gld flu 33° API
0.8	3303.0	2130.0	34.3	11.6	69.1	Oil	4.0	6.6	5	38	1	Sd f-mg sslty yl-gld flu
0.8	3304.0	2250.0	34.6	17.3	62.4	Oil	6.0	7.0	0	39	1	Sd f-mg sslty yl-gld flu
0.8	3305.0	2740.0	34.3	16.1	67.8	Oil	5.5	5.5	0	38	1	Sd mg sslty yl-gld flu 33° API
1.0	3306.0	3120.0	35.0	13.3	69.4	Oil	4.7	6.0	0	39	1	Sd mg sslty yl-gld flu
0.3	3307.0	3010.0	33.9	12.4	72.1	Oil	4.2	5.3	0	38	1	Sd mg sslty yl-gld flu
0.5	3308.0	3200.0	34.9	12.4	72.1	Oil	4.3	5.4	0	39	1	Sd mg sslty yl-gld flu
1.3	3309.0	2610.0	33.3	12.0	73.3	Oil	4.0	4.9	0	37	1	Sd mg sslty sshy lam yl-gld flu
0.3	3310.0	3300.0	35.1	13.1	71.5	Oil	4.6	5.4	0	39	1	Sd mg sslty yl-gld flu
0.3	3311.0	3540.0	34.4	6.6	74.9	Oil	2.3	6.4	0	37	1	Sd mg sslty yl-gld flu

Griffin & Griffin Exploration, LLC
PP-F 12 No. 5
Belmont Lake Field
Wilkinson County, Mississippi
Section 044, T02N-R04W
API No.: 2315722008001

Weatherford LABORATORIES

FILE NO.: LL-48878
ANALYST: L. Simon
TECH: A. Broussard
DATE: September 17, 2010
CORES: Schlumberger

PERCUSSION SIDEWALL CORE ANALYSIS

In. Rec.	Sample Depth Feet	Permeability mD	Porosity %	Pore Volume Saturation Oil %	Pore Volume Saturation Water %	Prob Prod	Bulk Volume Saturation Oil %	Bulk Volume Saturation Gas %	Comb. Gas	Crit. Water %	QA Factor	Core Lithology
1.3	3312.0	2350.0	32.7	6.5	73.9	Oil	2.1	6.4	10	37	2m	Sd f-mg sslty sshy yl-gld flu
1.3	3312.5	3110.0	34.3	7.1	74.1	Oil	2.4	6.4	0	38	2m	Sd mg sslty yl-gld flu
1.5	3313.0	3260.0	34.7	8.9	69.2	Oil	3.1	7.6	10	39	2m	Sd mg sslty yl-gld flu 31° API
1.0	3313.5	3620.0	34.1	7.6	72.2	Oil	2.6	6.9	0	37	1	Sd mg sslty mott yl-gld flu
1.3	3314.0	3440.0	35.5	5.8	77.7	Wtr	2.1	5.9	0	39	1	Sd mg sslty yl-gld flu
1.3	3315.0	8.9	18.4	4.3	78.3	(6)	0.8	3.2	0	65	1	Sd f-mg slty vshy lam stks yl-gld flu
1.5	3316.0	1.9	15.8	0.0	82.8	(6)	0.0	2.7	0	67	1	Sd vfg slty vshy lam no flu
1.3	3319.0	1560.0	32.6	0.0	85.4	Wtr	0.0	4.8	0	37	1	Sd f-mg sslty sshy no flu
1.0	3320.0	3250.0	35.4	0.0	88.6	Wtr	0.0	4.0	0	39	1	Sd f-mg sslty no flu

Schlumberger

Company: GRIFFIN & GRIFFIN EXPLORATION, LLC

Well: PP F-12-4
Field: BELMONT LAKE - FRIO
County: WILKINSON State: MISSISSIPPI

ARRAY INDUCTION / GR / SP ***TVD LOG**
BOREHOLE COMPENSATED SONIC
POWERED CALIPERS

County: WILKINSON
Field: BELMONT LAKE - FRIO
Location: FROM SE CORNER GO W FOR
Well: PP F-12-4
Company: GRIFFIN & GRIFFIN EXPLORAT

LOCATION: FROM SE CORNER GO W FOR 594FT; THENCE GO S AT RIGHT ANGLES FOR 3543 FT; THENCE GO 42°52'10" E FOR 1663 FT TO THE BHL

Elev.:	
K.B.	57.60 ft
G.L.	45.60 ft
D.F.	56.60 ft

Permanent Datum: GROUND LEVEL Elev.: 45.60 ft
Log Measured From: KELLY BUSHING 12.00 ft above Perm. Datum
Drilling Measured From: KELLY BUSHING

API Serial No.	Section	Township	Range
23-157-22067-01	44	2N	4W

Logging Date	4-Sep-2010
Run Number	ONE
Depth Driller	3629 ft
Schlumberger Depth	3626 ft



2800 tvd
OBJECTIVE SAND
2900 tvd
3000 tvd



2800
tvd
2900
tvd

SEC Proved Oil and Gas Reserve Definitions

- Proved Reserves
- Proved Developed Reserves
- Proved Undeveloped Reserves
- Reserve Status Categories - (producing, non-producing, etc)

INTRODUCTION

Financial Accounting and Reporting for Oil and Gas Producing Activities Pursuant to the Federal Securities Laws and the Energy Policy and Conservation Act of 1975

Reg. § 210.4-10.

This section prescribes financial accounting and reporting standards for registrants with the Commission engaged in oil and gas producing activities in filings under the federal securities laws and for the preparation of accounts by persons engaged, in whole or in part, in the production of crude oil or natural gas in the United States, pursuant to Section 503 of the Energy Policy and Conservation Act of 1975 [42 U.S.C. 6383] ("EPCA") and section 11(c) of the Energy Supply and Environmental Coordination Act of 1974 [IS U.S.C. 796] ("ESECA"), as amended by section 505 of EPCA. The application of this section to those oil and gas producing operations of companies regulated for rate-making purposes on an individual-company-cost-of-service basis may, however, give appropriate recognition to differences arising because of the effect of the rate-making process.

Exemption. Any person exempted by the Department of Energy from any record-keeping or reporting requirements pursuant to Section 11(c) of ESECA, as amended, is similarly exempted from the related provisions of this section in the preparation of accounts pursuant to EPCA. This exemption does not affect the applicability of this section to filings pursuant to the federal securities laws.

Definitions

(a) Definitions. The following definitions apply to the terms listed below as they are used in this section:

(1) Oil and gas producing activities.

(i) Such activities include:

(A) The search for crude oil, including condensate and natural gas liquids, or natural gas ("oil and gas") in their natural states and original locations.

(B) The acquisition of property rights or properties for the purpose of further exploration and/or for the purpose of removing the oil or gas from existing reservoirs on those properties.

(C) The construction, drilling and production activities necessary to retrieve oil and gas from its natural reservoirs, and the acquisition, construction, installation, and maintenance of field gathering and storage systems -including lifting the oil and gas to the surface and gathering, treating, field processing (as in the case of processing gas to extract liquid hydrocarbons) and field storage. For purposes of this section, the oil and gas production function shall normally be regarded as terminating at the outlet valve on the lease or field storage tank; if unusual physical or operational circumstances exist, it may be appropriate to regard the production functions as terminating at the first point at which oil, gas, or gas liquids are delivered to a main pipeline, a common carrier, a refinery, or a marine terminal.

(ii) Oil and gas producing activities do not include:

(A) The transporting, refining and marketing of oil and gas.

(B) Activities relating to the production of natural resources other than oil and gas.

(C) The production of geothermal steam or the extraction of hydrocarbons as a by-product of the production of geothermal steam or associated geothermal resources as defined in the Geothermal Steam Act of 1970.

(D) The extraction of hydrocarbons from shale, tar sands, or coal.

(2) Proved oil and gas reserves. Proved oil and gas reserves are the estimated quantities of crude oil, natural gas, and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions, i.e., prices and costs as of the date the estimate is made. Prices include consideration of changes in existing prices provided only by contractual arrangements, but not on escalations based upon future conditions.

(i) Reservoirs are considered proved if economic producibility is supported by either actual production or conclusive formation test. The area of a reservoir considered proved includes (A) that portion delineated by drilling and defined by gas-oil and/or oil-water contacts, if any; and (B) the immediately adjoining portions not yet drilled, but which can be reasonably judged as economically productive on the basis of available geological and engineering data. In the absence of information on fluid contacts, the lowest known structural occurrence of hydrocarbons controls the lower proved limit of the reservoir.

(ii) Reserves which can be produced economically through application of improved recovery techniques (such as fluid injection) are included in the "proved" classification when successful testing by a pilot project, or the operation of an installed program in the reservoir, provides support for the engineering analysis on which the project or program was based.

(iii) Estimates of proved reserves do not include the following:

(A) oil that may become available from known reservoirs but is classified separately as "indicated additional reserves";

(B) crude oil, natural gas, and natural gas liquids, the recovery of which is subject to reasonable doubt because of uncertainty as to geology, reservoir characteristics, or economic factors;

(C) crude oil, natural gas, and natural gas liquids, that may occur in undrilled prospects; and

(D) crude oil, natural gas, and natural gas liquids, that may be recovered from oil shales, coal, gilsonite and other such sources.

RESERVE STATUS CATEGORIES

(3) Proved developed oil and gas reserves. Proved developed oil and gas reserves are reserves that can be expected to be recovered through existing wells with existing equipment and operating methods. Additional oil and gas expected to be obtained through the application of fluid injection or other improved recovery techniques for supplementing the natural forces and mechanisms of primary recovery should be included as "proved developed reserves" only after testing by a pilot project or after the operation of an installed program has confirmed through production response that increased recovery will be achieved.

(4) Proved undeveloped reserves. Proved undeveloped oil and gas reserves are reserves that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion. Reserves on undrilled acreage shall be limited to those drilling units offsetting productive units that are reasonably certain of production when drilled. Proved reserves for other undrilled units can be claimed only where it can be demonstrated with certainty that there is continuity of production from the existing productive formation. Under no circumstances should estimates, for proved undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques Leave been proved effective by actual tests in the area and in the same reservoir.

(5) *Proved properties*. Properties with proved reserves.

UNPROVED RESERVES

(6) *Unproved properties*. Properties with no proved reserves.

(7) *Proved area*. The part of a property to which proved reserves have been specifically attributed.

(8) *Field*. An area consisting of a single reservoir or multiple reservoirs all grouped on or related to the same individual geological structural feature and/or stratigraphic condition.

There may be two or more reservoirs in a field which are separated vertically by intervening impervious strata, or laterally by local geologic barriers, or by both. Reservoirs that are associated by being in overlapping or adjacent fields may be treated as a single or common operational field. The geological terms "structural feature" and "stratigraphic condition" are intended to identify localized geological features as opposed to the broader terms of basins, trends, provinces, plays, areas-of-interest, etc.

(9) *Reservoir*. A porous and permeable underground formation containing a natural accumulation of producible oil and/or gas that is confined by impermeable rock or water barriers and is individual and separate from other reservoirs.

(10) *Exploratory well*. A well drilled to find and produce oil or gas in an unproved area, to find a new reservoir in a field previously found to be productive of oil or gas in another reservoir, or to extend a known reservoir. Generally, an exploratory well is any well that is not a development well, a service well, or a stratigraphic test well as those items are defined below.

(11) *Development well*. A well drilled within the proved area of an oil or gas reservoir to the depth of a stratigraphic horizon known-to be productive.

(12) *Service well*. A well drilled or completed for the purpose of supporting production in an existing field. Specific purposes of service wells include gas injection, water injection, steam injection, air injection, salt-water disposal, water supply for injection, observation, or injection for in-situ combustion.

(13) *Stratigraphic test well*. A drilling effort, geologically directed, to obtain information pertaining to a specific geologic condition. Such wells customarily are drilled without the intention of being completed for hydrocarbon production. This classification also includes tests identified as core tests and all types of expendable holes related to hydrocarbon exploration. Stratigraphic test wells are classified as (i) "exploratory type," if not drilled in a proved area, or (ii) "development type," if drilled in a proved area.

(14) *Acquisition of properties*. Costs incurred to purchase, lease or otherwise acquire a property, including costs of lease bonuses and options to purchase or lease properties, the portion of costs applicable to minerals when land including mineral rights is purchased in fee, brokers' fees, recording fees, legal costs, and other costs incurred in acquiring properties.

(15) *Exploration costs*. Costs incurred in identifying areas that may warrant examination and in examining specific areas that are considered to have prospects of containing oil and gas reserves, including costs of drilling exploratory wells and exploratory-type stratigraphic test wells. Exploration costs may be incurred both before acquiring the related property (sometimes referred to in part as prospecting costs) and after acquiring the property. Principal types of exploration costs, which include depreciation and applicable operating costs of support equipment and facilities and other costs of exploration activities, are:

(i) Costs of topographical, geographical and geophysical studies, rights of access to properties to conduct those studies, and salaries and other expenses of geologists, geophysical crews, and others conducting those studies. Collectively, these are sometimes referred to as geological and geophysical or "G&G" costs.

(ii) Costs of carrying and retaining undeveloped properties, such as delay rentals, ad valorem taxes on properties, legal costs for title defense, and the maintenance of land and lease records.

(iii) Dry hole contributions and bottom hole contributions.

(iv) Costs of drilling and equipping exploratory wells.

(v) Costs of drilling exploratory-type stratigraphic test wells.

(16) *Development costs*. Costs incurred to obtain access to proved reserves and to provide facilities for extracting, treating, gathering and storing the oil and gas. More specifically, development costs, including depreciation and applicable operating costs of support equipment and facilities and other costs of development activities, are costs incurred to:

(i) Gain access to and prepare well locations for drilling, including surveying well locations for the purpose of determining specific development drilling sites, clearing ground, draining, road building, and relocating public roads, gas lines, and power lines, to the extent necessary in developing the proved reserves.

(ii) Drill and equip development wells, development-type stratigraphic test wells, and service wells, including the costs of platforms and of well equipment such as casing, tubing, pumping equipment, and the wellhead assembly.

(iii) Acquire, construct, and install production facilities such as lease flow lines, separators, treaters, heaters, manifolds, measuring devices, and production storage tanks, natural gas cycling and processing plants, and central utility and waste disposal systems.

(iv) Provide improved recovery systems.

(17) *Production costs.*

(i) Costs incurred to operate and maintain wells and related equipment and facilities, including depreciation and applicable operating costs of support equipment and facilities and other costs of operating and maintaining those wells and related equipment and facilities. They become part of the cost of oil and gas produced. Examples of production costs (sometimes called lifting costs) are:

(A) Costs of labor to operate the wells and related equipment and facilities.

(B) Repairs and maintenance.

(C) Materials, supplies, and fuel consumed and supplies utilized in operating the wells and related equipment and facilities.

(D) Property taxes and insurance applicable to proved properties and wells and related equipment and facilities.

(E) Severance taxes.

(ii) Some support equipment or facilities may serve two or more oil and gas producing activities and may also serve transportation, refining, and marketing activities. To the extent that the support equipment and facilities are used in oil and gas producing activities, their depreciation and applicable operating costs become exploration, development or production costs, as appropriate. Depreciation, depletion, and amortization of capitalized acquisition, exploration, and development costs are not production costs but also become part of the cost of oil and gas produced along with production (lifting) costs identified above.

Successful Efforts Method

(b) A reporting entity that follows the successful efforts method shall comply with the accounting and financial reporting disclosure requirements of Statement of Financial Accounting Standards No. 19, as amended.

Full Cost Method

(c) Application of the full cost method of accounting. A reporting entity that follows the full cost method shall apply that method to all of its operations and to the operations of its subsidiaries, as follows:

(1) Determination of cost centers. Cost centers shall be established-on a country-by-country basis.

(2) Costs to be capitalized. All costs associated with property acquisition, exploration, and development activities (as defined in paragraph (a) of this section) shall be capitalized within the appropriate cost center. Any internal costs that are capitalized shall be limited to those costs that can be directly identified with acquisition, exploration, and development activities undertaken by the reporting entity for its own account, and shall not include any costs related to production, general corporate overhead, or similar activities.

(3) Amortization of capitalized costs. Capitalized costs within a cost center shall be amortized on the unit-of-production basis using proved oil and gas reserves, as follows:

(i) Costs to be amortized shall include (A) all capitalized costs, less accumulated amortization, other than the cost of properties described in paragraph (ii) below; (B) the estimated future expenditures (based on current costs) to be incurred in developing

proved reserves; and (C) estimated dismantlement and abandonment costs, net of estimated salvage values.

(ii) The cost of investments in unproved properties and major development projects may be excluded from capitalized costs to be amortized, subject to the following:

(A) All costs directly associated with the acquisition and evaluation of unproved properties may be excluded from the amortization computation until it is determined whether or not proved reserves can be assigned to the properties, subject to the following conditions: (1) Until such a determination is made, the properties shall be assessed at least annually to ascertain whether impairment has occurred. Unevaluated properties whose costs are individually significant shall be assessed individually. Where it is not practicable to individually assess the amount of impairment of properties for which costs are not individually significant, such properties may be grouped for purposes of assessing impairment. Impairment may be estimated by applying factors based on historical experience and other data such as primary Lease terms of the properties, average holding periods of unproved properties, and geographic and geologic data to groupings of individually insignificant properties and projects. The amount of impairment assessed under either of these methods shall be added to the costs to be amortized. (2) The costs of drilling exploratory dry holes shall be included in the amortization base immediately upon determination that the well is dry. (3) If geological and geophysical costs cannot be directly associated with specific unevaluated properties, they shall be included in the amortization base as incurred. Upon complete evaluation of a property, the total remaining excluded cost (net of any impairment) shall be included in the full cost amortization base.

(B) Certain costs may be excluded from amortization when incurred in connection with major development projects expected to entail significant costs to ascertain the quantities of proved reserves attributable to the properties under development (e.g., the installation of an offshore drilling platform from which development wells are to be drilled, the installation of improved recovery programs, and similar major projects undertaken in the expectation of Significant additions to proved reserves). The amounts which may be excluded are applicable portions of (1) the costs that relate to the major development project and have not previously been included in the amortization base, and (2) the estimated future expenditures associated with the development project. The excluded portion of any common costs associated with the development project should be based, as is most appropriate in the circumstances, on a comparison of either (i) existing proved reserves to total proved reserves expected to be established upon completion of the project, or (ii) the number of wells to which proved reserves have been assigned and total number of wells expected to be drilled. Such costs may be excluded from costs to be amortized until the earlier determination of whether additional reserves are proved or impairment occurs.

(C) Excluded costs and the proved reserves related to such costs shall be transferred into the amortization base on an ongoing (well-by-well or property-by-property) basis as the project is evaluated and proved reserves established or impairment determined. Once proved reserves are established, there is no further justification for continued exclusion

from the full cost amortization base even if other factors prevent immediate production or marketing.

(iii) Amortization shall be computed on the basis of physical units, with oil and gas converted to a common unit of measure on the basis of their approximate relative energy content, unless economic circumstances (related to the effects of regulated prices) indicate that use of units of revenue is a more appropriate basis of computing amortization. In the latter case, amortization shall be computed on the basis of current gross revenues (excluding royalty payments and net profits disbursements) from production in relation to future cross revenues, based on current prices (including consideration of changes in existing prices provided only by contractual arrangements), from estimated production of proved oil and gas reserves. The effect of a significant price increase during the year on estimated future gross revenues shall be reflected in the amortization provision only for the period after the price increase occurs.

(iv) In some cases it may be more appropriate to depreciate natural gas cycling and processing plants by a method other than the unit-of-production method.

(v) Amortization computations shall be made on a consolidated basis, including investees accounted for on a proportionate consolidation basis. Investees accounted for on the equity method shall be treated separately.

(4) Limitation on capitalized costs:

(i) For each cost center, capitalized costs, less accumulated amortization and related deferred income taxes, shall not exceed an amount (the cost center ceiling) equal to the sum of:

(A) the present value of estimated future net revenues computed by applying current prices of oil and gas reserves (with consideration of price changes only to the extent provided by contractual arrangements) to estimated future production of proved oil and gas reserves as of the date of the latest balance sheet presented, less estimated future expenditures (based on current costs) to be incurred in developing and producing the proved reserves computed using a discount factor of ten percent and assuming continuation of existing economic conditions; plus

(B) the cost of properties not being amortized pursuant to paragraph (i)(3)(ii) of this section; plus

(C) the lower of cost or estimated fair value of unproven properties included in the costs being amortized; less

(D) income tax effects related to differences between the book and tax basis of the properties referred to in paragraphs (i)(4)(i)(B) and (C) of this section.

(ii) If unamortized costs capitalized within a cost center, less related deferred income taxes, exceed the cost center ceiling, the excess shall be charged to expense and

separately disclosed during the period in which the excess occurs. Amounts thus required to be written off shall not be reinstated for any subsequent increase in the cost center ceiling.

(5) Production costs. All costs relating to production activities, including workover costs incurred solely to maintain or increase levels of production from an existing completion interval, shall be charged to expense as incurred.

(6) Other transactions. The provisions of paragraph (h) of this section, "Mineral property conveyances and related transactions if the successful efforts method of accounting is followed," shall apply also to those reporting entities following the full cost method except as follows:

(i) Sales and abandonments of oil and gas properties. Sales of oil and gas properties, whether or not being amortized currently, shall be accounted for as adjustments of capitalized costs, with no gain or loss recognized, unless such adjustments would significantly alter the relationship between capitalized costs and proved reserves of oil and gas attributable to a cost center. For instance, a significant alteration would not ordinarily be expected to occur for sales involving less than 25 percent of the reserve quantities of a given cost center. If gain or loss is recognized on such a sale, total capitalization costs within the cost center shall be allocated between the reserves sold and reserves retained on the same basis used to compute amortization, unless there are substantial economic differences between the properties sold and those retained, in which case capitalized costs shall be allocated on the basis of the relative fair values of the properties. Abandonments of oil and gas properties shall be accounted for as adjustments of capitalized costs; that is, the cost of abandoned properties shall be charged to the full cost center and amortized (subject to the limitation on capitalized costs in paragraph (b) of this section).

(ii) Purchases of reserves. Purchases of oil and gas reserves in place ordinarily shall be accounted for as additional capitalized costs within the applicable cost center; however, significant purchases of production payments or properties with lives substantially shorter than the composite productive life of the cost center shall be accounted for separately.

(iii) Partnerships, joint ventures and drilling arrangements.

(A) Except as provided in subparagraph (i)(6)(i) of this section, all consideration received from sales or transfers of properties in connection with partnerships, joint venture operations, or various other forms of drilling arrangements involving oil and gas exploration and development activities (e.g., carried interest, turnkey wells, management fees, etc.) shall be credited to the full cost account, except to the extent of amounts that represent reimbursement of organization, offering, general and administrative expenses, etc., that are identifiable with the transaction, if such amounts are currently incurred and charged to expense.

(B) Where a registrant organizes and manages a limited partnership involved only in the purchase of proved developed properties and subsequent distribution of income from

such properties, management fee income may be recognized provided the properties involved do not require aggregate development expenditures in connection with production of existing proved reserves in excess of 10% of the partnership's recorded cost of such properties. Any income not recognized as a result of this limitation would be credited to the full cost account and recognized through a lower amortization provision as reserves are produced.

(iv) Other services. No income shall be recognized in connection with contractual services performed (e.g. drilling, well service, or equipment supply services, etc.) in connection with properties in which the registrant or an affiliate (as defined in § 210.1-02(b)) holds an ownership or other economic interest, except as follows:

(A) Where the registrant acquires an interest in the properties in connection with the service contract, income may be recognized to the extent the cash consideration received exceeds the related contract costs plus the registrant's share of costs incurred and estimated to be incurred in connection with the properties. Ownership interests acquired within one year of the date of such a contract are considered to be acquired in connection with the service for purposes of applying this rule. The amount of any guarantees or similar arrangements undertaken as part of this contract should be considered as part of the costs related to the properties for purposes of applying this rule.

(B) Where the registrant acquired an interest in the properties at least one year before the date of the service contract through transactions unrelated to the service contract, and that interest is unaffected by the service contract, income from such contract may be recognized subject to the general provisions for elimination of intercompany profit under generally accepted accounting principles.

(C) Notwithstanding the provisions of (A) and (B) above, no income may be recognized for contractual services performed on behalf of investors in oil and gas producing activities managed by the registrant or an affiliate. Furthermore, no income may be recognized for contractual services to the extent that the consideration received for such services represents an interest in the underlying property.

(D) Any income not recognized as a result of these rules would be credited to the full cost account and recognized through a lower amortization provision as reserves are produced.

(7) Disclosures. Reporting entities that follow the full cost method of accounting shall disclose all of the information required by paragraph (k) of this section, with each cost center considered as a separate geographic area, except that reasonable groupings may be made of cost centers that are not significant in the aggregate. In addition:

(i) For each cost center for each year that an income statement is required, disclose the total amount of amortization expense (per equivalent physical unit of production if amortization is computed on the basis of physical units or per dollar of gross revenue from production if amortization is computed on the basis of gross revenue).

(ii) State separately on the face of the balance sheet the aggregate of the capitalized costs of unproved properties and major development projects that are excluded, in accordance with paragraph (i)(3) of this section, from the capitalized costs being amortized. Provide a description in the notes to the financial statements of the current status of the significant properties or projects involved, including the anticipated timing of the inclusion of the costs in the amortization computation. Present a table that shows, by category of cost, (A) the total costs excluded as of the most recent fiscal year; and (B) the amounts of such excluded costs, incurred (1) in each of the three most recent fiscal years and (2) in the aggregate for any earlier fiscal years in which the costs were incurred. Categories of cost to be disclosed include acquisition costs, exploration costs, development costs in the case of significant development projects and capitalized interest.

Income taxes

(d) Income taxes. Comprehensive inter-period income tax allocation by a method which complies with generally accepted accounting principles shall be followed for intangible drilling and development costs and other costs incurred that enter into the determination of taxable income and pretax accounting income in different periods.

RESUME

MICHAEL J. VEAZEY
5539 Coldwater Creek
Baton Rouge, La. 70808

PERSONAL DATA

Born June, 1944: Married, two children

EDUCATION

B.S. in Petroleum Engineering, LSU, 1966
Elected to Tau Beta Pi (Honorary Engineering Society)
Elected to Pi Epsilon Tau (Honorary Petroleum Engineering Society)
M.S. in Petroleum Engineering, LSU, 1968
Elected to Phi Kappa Phi (National Honorary Society)

PROFESSIONAL SOCIETIES AND ACTIVITIES

Registered Professional Engineer in Louisiana (Petroleum) since 1972
Registered Professional Engineer in Louisiana (Environmental) since 1994
Member of Society of Petroleum Engineers of AIME since 1964
Member of Society of Society of Petroleum Evaluation Engineers
American Association of Drilling Engineers (Steering Com.)
Faculty Advisor to Student Section of SPE (1978 - 1983)
Mineral Consultant to LSU Board of Supervisors (1980 - 1983)
Phi Kappa Phi honor society
Tau Beta Pi honor society
Pi Epsilon Tau honor society

EXPERIENCE

1983-PRESENT

D-O-R Engineering, Inc. In May 2009, Mr. Veazey acquired an equity position in the established consulting firm, D-O-R Engineering. Mr. Veazey is the President and Chief Executive Officer of the Company. D-O-R is a full service petroleum consulting engineering firm that will complement the firm of Veazey and Associates, LLC.

VEAZEY AND ASSOCIATES, LLC - an oil and gas consulting firm located in Baton Rouge, Louisiana

Mr. Veazey has been the President of Veazey and Associates, LLC (Formerly Veazey & Associates, Inc and MJV, Inc.) since 1978. He has served as an Instructor in the LSU/IADC Well Control School, and he has recently assisted the LSU Department of Petroleum Engineering as an Adjunct Professor of the faculty of the LSU Petroleum Engineering Department.

Mr. Veazey serves as the primary engineering analyst responsible for the estimation of oil and gas reserve volumes for a number of oil and gas companies. In addition to his role as an estimator of oil and gas reserves, he has provided the primary engineering work upon which many oil and gas reserve acquisitions have been based. He has also performed many Estate Appraisals.

Since 1980, Mr. Veazey has assisted the Vermilion Parish School Board with the management of minerals associated with the 22,000 + acres of State Land held in trust for that School Board, and Mr. Veazey has assisted The Terrebonne Parish School Board since 1986 with similar services for the 22,000+ acres of State Land held in trust for that School Board. In 2004, Veazey & Associates, Inc. was selected by the Lafourche Parish School Board to assist in the management of the 9,000+ acres of School Board Section 16 minerals.

Mr. Veazey has provided Expert Testimony and given sworn depositions in both Federal and State Court. He has qualified as an expert in the field of Petroleum Engineering, Petroleum Reservoir

Engineering and Oil Field Operations. He has also testified before the Louisiana Office of Conservation in numerous Unitization hearings.

2003-2007

LOUISIANA STATE UNIVERSITY - Adjunct Professor of Petroleum Engineering at LSU

Mr. Veazey taught undergraduate courses in phase behavior and production equipment design.

1978-1983

LOUISIANA STATE UNIVERSITY - Assistant Professor of Petroleum Engineering at LSU.

Mr. Veazey taught undergraduate courses in petroleum economics, drilling, petrophysics, unitization, and phase behavior. During his tenure, he was the Director of LSU/IADC Well Control School from 1980 through 1983. He was also the Mineral Consultant to the LSU Board of Supervisors from 1980 through 1983.

1974-1978

SAMSON RESOURCE COMPANY - A publicly traded, independent oil and gas company specializing in production acquisitions and development drilling, located in Tulsa, Oklahoma.

Mr. Veazey was the Senior Petroleum Engineer responsible for all drilling, production and acquisitions. During the period in which he served as the companies' chief engineering evaluator, Samson was recognized as one of the nation's most successful and fastest growing independent oil and gas companies. During employment with Samson, Mr. Veazey co-author three technical papers, one of which related to the development of a Monte Carlo Simulation model for a programmable calculator, allowing the general engineering population to access and utilize this powerful statistical tool for oil and gas acquisition and development activities in a manner which had previously been reserved for only those with access to powerful main frame computers.

1972-1974

PLACID OIL COMPANY - An international oil and gas company headquartered in Dallas, Texas.

Mr. Veazey served as a Staff Petroleum Engineer responsible for oil and gas reserve calculations and development drilling programs which concentrated on large offshore Louisiana oil and gas fields. He was also responsible for representing Placid at numerous technical committee meetings with joint venture partners. Mr. Veazey also performed reservoir engineering and statistical evaluations of major undeveloped tracts of land for the purpose of participation in competitive lease sales. As a result of these efforts, the company invested $180MM and was rewarded with the discovery of the South Marsh Island 268 Field. He also worked with other engineers to continually evaluate the companies' producing oil and gas fields. These activities were concentrated in the gulf coast area of Louisiana, but also extended to other geographic areas such as Alabama, Mississippi, the Florida Gulf Coast and the North Sea.

1968-1972

CHEVRON -

Mr. Veazey worked as a Reservoir Engineer and Drilling Engineer in the New Orleans office. He worked on secondary recovery projects and prepared reserve calculations for large oil and gas fields in south Louisiana and offshore Louisiana. He also worked as a field drilling engineer on offshore and inland water rigs for two years.

Summers

1967 Drilling Engineer, Chevron Oil Co.
1966 Reservoir Engineer, Chevron Oil Co.
1965 Lease Pumper, Gulf Oil Co.
1964 Roustabout, Pan American Petroleum Corp. (Amoco).

SELECTED PUBLICATIONS

1. Veazey, M.J. and Carlton, A.: RECORD OKLAHOMA WELL DRILLED THROUGH TROUBLESOME ATOKA SHALE, Oil and Gas Journal, August 23, 1976.
2. Veazey, M.J. and Carlton, A.: NEW LOGGING APPROACH TO OLD WELLS, Petroleum Engineer, July, 1976.
3. Veazey, M.J. and Smith, P.: SIMPLE EQUATION, CALCULATOR SPEED LEASE EVALUATION, Oil and Gas Journal, May 22, 1978.
4. Veazey, M.J. and Bassiouni, Z.: THE EVALUATION OF WATER CYCLING AS A TECHNIQUE FOR RECOVERING THE DISSOLVED GAS IN A GEOPRESSURED AQUIFER, LSU Dept. of Petroleum Engineering Report to DOE, August, 1978.
5. Veazey, M.J., Hawkins, M.F., et. al.: METHODS FOR DETERMINING VENTED VOLUMES DURING GAS WELL BLOWOUTS, DOE Publication, October, 1980.
6. Veazey, M.J., Hawkins, M.F., et. al.: METHODS FOR DETERMINING VENTED VOLUMES DURING GAS-CONDENSATE BLOWOUTS, DOE Publication , November, 1981.
7. Veazey, M.J., Alexander, W.H., and Corty, F.L.: OIL AND GAS LEASING: A MYSTERY IN LOUISIANA, Louisiana Rural Economist, Vol. 44 No. 4, November, 1982.

Jim Veazey, P. E.
6161 Perkins Rd., Ste. 2C
Baton Rouge, LA 70808
(225) 765-1914

Experience

D-O-R Engineering, Inc. 5/09 to Present
Part Owner/Secretary/Engineering Manager
Offers a diverse range of consulting petroleum engineering and management services to major and independent oil companies, financial institutions, legal firms investment companies, private estates and land and mineral owners along the Gulf Coast. While the firm offers general consulting services in the areas of petroleum engineering and property management, it has particular expertise in the areas of: 1) expert witness; and 2) reserve determination for the purpose of oil and gas property sale and/or acquisition, investment in oil and gas properties; and appraisals for year-end-reports, S. E. C. filings, Canadian filings, FDIC reports, bank loans and estate successions. D-O-R Engineering, Inc. was established in 1971.

Veazey & Associates, LLC 8/01 to Present
Part Owner/Senior Petroleum Engineer
Provide services related to reservoir engineering including fair market value appraisals and various aspects of mineral management. Knowledgeable in calculation of reserves by a multitude of methods and implementing economic software (PHD Win) to relate a present value forecast for said reserves so the client can make informed budget decisions regarding financing, investments, private acquisitions or acquisition by state imminent domain. Manage minerals of over 50,000 acres for public lands. This includes all aspects of permitting, leasing, scouting oil and gas activity, as well as providing a complete inventory of past and present surface and mineral activity. Accounting of surface activity includes multiple site visits to properties. Conducted regulatory filings and plugging operations for operator terminating business in state. Also located and negotiated a suitable new company to take over operations and relieve client from all plugging and environmental responsibility. Capable of extensive due diligence research at the Office of Conservation and permitting as related to that Office, as well as interfacing with Office of Conservation staff regarding regulatory compliance issues and other special situations involving this state agency. Knowledge of and experience with ArcView GIS software.

Department of Natural Resources/Inspection & Enforcement Section 4/98 to 8/01
Advanced Petroleum Engineer
Manage complaints from land owners or concerned citizens regarding oil and gas operations in the vicinity of their property. Further, if any violations are discovered, initiate corrective action and keep complainant informed of all actions taken by this Office. Review passive closure data for oil field pits to ensure conformance with the applicable State rules and regulations. Responsible for monitoring inactive oil and gas wells in the state to ensure that the sites, which are deemed as having no future utility, are plugged and abandoned in accordance with the requirements of Statewide Order No. 29-B. This involves requesting and evaluating engineering and geological data provided by operators of inactive wells to justify the classification of the well(s) as having future utility. Review Lease Facility Inspection, Production Pit Inspection, Reserve Pit Inspection and Narrative Reports submitted by field agents for the Office of Conservation and take necessary action. Accompany agents on field inspections to insure compliance with rules and regulations of the Office of Conservation. Coordinate and supervise the compilation of statistics relating to oil and gas conservation activities; such as unitization hearings or meetings with industry representatives. Produce quad and satellite maps from Arc View, a GIS software, to aid with site visits in the field or identification of environmentally sensitive areas.

Department of Natural Resources/Orphan Well Section 9/96 to 4/98
Petroleum Engineer
Review and audit records in order to prepare bid packages for orphan well projects. Prepare restoration procedures for orphaned sites including down-hole plugging procedures, pit closure and facility removal. Obtain soil analyses on all oil field pits or tank bottoms associated with the orphaned site. Oversee site visits for plugging and restoration contractors so bids can be prepared. Prepare data relative to Act 404 (Oilfield Site Restoration Law) for dissemination to the respective legislative oversight committees, the Oilfield Site Restoration Commission, the Secretary of the Department of Natural Resources, and the Assistant Secretary. Assist in establishment of Site Specific Trust

Accounts. Develop and implement appropriate procedures to determine that oil field sites which are not closed or maintained in accordance with provisions of Statewide Order No. 29-B are orphaned. Manage applications for approved contractors applying for work under Oilfield Site Restoration. Organize with Louisiana Oil Spill Coordinator's Office in order to expend funds from the Oil Spill Contingency Fund in the event of an emergency.

Veazey & Associates, Inc. 9/95 to 9/96
Petroleum Engineer
Perform reserve forecasts for annual reports and estate appraisals. Mineral management of two state agencies (total of 40,000 + acres under management). Assist in preparation of unitization hearings for industry and land owner clients.

Union Oil Company of California 5/94 to 8/94
Summer Intern
Design well workovers and write AFEs, involved in decision making of workover and recompletion procedures in the office and in the field. Assist Senior Production Engineer with daily field activity.

Veazey & Associates, Inc. 5/91 to 5/94
Technical Assistant
Extensive research collection at Department of Natural Resources. Plotting of decline curves, planimetering isopach maps for volumetric reserve calculations. Maintenance of company well history and engineering files. Office management and company finance management.

L. S. U. Petroleum Engineering Department 9/89 to 5/95
Student Worker
Responsible for maintenance of laboratories, maintenance of supplies and general office work.

Conoco, Inc. 6/88 to 8/88
Summer Intern
Observed secondary and tertiary recovery methods and performed lease maintenance work in the field.

Professional Organizations

Society of Petroleum Evaluation Engineers
Society of Petroleum Engineers

Certifications and Short Courses

Mineral Law Institute, 2001 thru 2007
Registered Professional Engineer License, 2001
NORM Surveying and Control Certification, 1998
Soil Remediation for Petroleum Extraction Industry, 1997 and 1998
Mineral Management Service Well Control and Under Balanced Drilling, 1997 and 1998
Introduction to Arc View GIS, 1998
Engineer-In-Training (EIT) Certification, 1995

Education

Louisiana State University - 1995 Graduate in Petroleum Engineering
Louisiana State University - 1991 Graduate in General Studies with a business emphasis
Catholic High School, Baton Rouge - 1986 Graduate

Personal

Married with two children

References

Available Upon Request